UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Greater China Growth Fund

Annual Report

August 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2017

Eaton Vance

Greater China Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Board of Trustees’ Contract Approval	23

Management and Organization	27

Important Notices	30

Eaton Vance

Greater China Growth Fund

August 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended August 31, 2017, China’s markets performed strongly, with the MSCI Golden Dragon Index (the Index)2 rising 30.33% in U.S. dollar terms.

Many of the concerns that had been troubling investors since 2013 began to moderate or even disappear over the 12-month period. The Chinese currency, which had depreciated from the end of 2013 until the end of 2016, recovered much lost ground, and deflationary pressures appear to have largely disappeared. Problems of chronic excess capacity clearly remain in several industries, but some of these pressures have started to abate. Finally, the general growth environment is showing signs of improvement; GDP growth bottomed at 6.7% for most of 2016 and then recovered to 6.9% in the first half of 2017. The Chinese manufacturing Purchasing Managers’ Index (PMI) has also shown the economy to have been in growth territory for the last 18 months, and the service sector data was even stronger.

Impending policy decisions have also impacted the markets for most of the 12-month period. Chinese President Xi Jinping expressed his concerns over the potential economic risks posed by excess liquidity, industrial overcapacity, capital outflows and what he termed “irrational investment behavior.” President Xi Jinping has expressed these concerns in the past, however, it seems he will be prioritizing solutions to these matters, even if it means slower growth and tighter liquidity. Evidence of this new focus on financial stability is already apparent as more stringent controls have been imposed on the ability of companies to invest offshore, and the financial regulators have boosted their efforts to force deleveraging within the financial system. It is also shaping up to be a watershed year for Chinese policy making, given that five of the seven state council members are set to retire in 2017, President Xi’s political control could become unassailable. This will enable President Xi to at last tackle the thorny and hitherto intractable question of state-owned enterprise (SOE) reform, which is at the heart of the capital misallocation problem in China.

The 12-month period also saw significant progress in opening up the domestic Chinese equity market to foreign investors. Back in November 2014, the Hong Kong-Shanghai Connect Program went live, providing access to almost 600 companies listed on the Shanghai Stock Exchange. This program was extended in December 2016 with the launch of Hong Kong-Shenzhen Connect, which added 900 more companies to the list of names available to foreign investors. Finally, and after several years of protracted debate and consultation, MSCI announced in June 2017 that it would include a small number of China A-shares in its global indices. This change will take place gradually and it will take several years before A-shares constitute a meaningful share of global indices. This is nevertheless a significant milestone for the Chinese equity markets and reflects growing international acceptance of the institutional and regulatory progress that China has made in recent years.

Fund Performance

For the 12-month period ended August 31, 2017, Eaton Vance Greater China Growth Fund (the Fund) had a total return of 26.19% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Index, which returned 30.33% over the same period.

The Fund’s underweight position in Chinese technology was the chief drag on performance. The portfolio suffered particularly by not owning any of the U.S.-listed China internet names, such as Alibaba. The lack of exposure here reflects Management’s concerns over the ownership structures of some of these companies and also the opacity of the capital allocation decision-making process. On the other hand, one of the top contributors to Fund performance was Tencent Holdings, Ltd., China’s internet giant, which was the largest holding in the Fund. Tencent continues to defy investor expectations with exceptional earnings driving the share price to new all-time highs during the period. Other strong performers over the period included Largan Precision Co., Ltd. in Taiwan (lens modules for smartphones and tablet computers), Ping An Insurance (Group) Co. of China, Ltd. (one of China’s leading insurance providers) and Haier Electronics Group Co., Ltd. (electronics and home appliances).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater China Growth Fund

August 31, 2017

Performance2,3

Portfolio Managers June Lui and Christopher Darling, each of BMO Global Asset Management (Asia) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/28/1992	10/28/1992	26.19%	11.59%	3.04%
Class A with 5.75% Maximum Sales Charge	—	—	18.95	10.28	2.43
Class C at NAV	12/28/1993	10/28/1992	25.27	10.81	2.38
Class C with 1% Maximum Sales Charge	—	—	24.27	10.81	2.38
Class I at NAV	10/01/2009	10/28/1992	26.48	11.90	3.29
MSCI Golden Dragon Index	—	—	30.33%	11.87%	4.83%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.93%	2.63%	1.63%
Net			1.85	2.55	1.55

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2007	$12,650	N.A.
Class I	$250,000	08/31/2007	$345,723	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater China Growth Fund

August 31, 2017

Fund Profile

Regional Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Tencent Holdings, Ltd.	8.9%

AIA Group, Ltd.	8.5

Taiwan Semiconductor Manufacturing Co., Ltd.	6.7

Ping An Insurance (Group) Co. of China, Ltd., Class H	5.1

Hong Kong Exchanges and Clearing, Ltd.	3.6

China Mobile, Ltd.	3.6

Link REIT	3.1

ANTA Sports Products, Ltd.	3.1

Tingyi (Cayman Islands) Holding Corp.	2.9

Sands China, Ltd.	2.9

Total	48.4%

Sector Allocation (% of net assets)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater China Growth Fund

August 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater China Growth Fund

August 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 – August 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period* (3/1/17 – 8/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,235.70	$10.59	**	1.88%
Class C	$1,000.00	$1,231.20	$14.51	**	2.58%
Class I	$1,000.00	$1,237.00	$8.91	**	1.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.70	$9.55	**	1.88%
Class C	$1,000.00	$1,012.20	$13.09	**	2.58%
Class I	$1,000.00	$1,017.20	$8.03	**	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2017.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Greater China Growth Fund

August 31, 2017

Portfolio of Investments

Common Stocks — 96.5%

Security	Shares	Value

China — 47.9%

Auto Components — 1.5%
Nexteer Automotive Group, Ltd.	869,000	$1,443,032

		$1,443,032

Automobiles — 1.2%
Great Wall Motor Co., Ltd., Class H	976,500	$1,229,044

		$1,229,044

Banks — 5.5%
China Construction Bank Corp., Class H	3,069,110	$2,700,221
Industrial & Commercial Bank of China, Ltd., Class H	3,646,000	2,739,870

		$5,440,091

Food Products — 5.3%
China Mengniu Dairy Co., Ltd.	731,000	$1,710,667
Foshan Haitian Flavouring & Food Co., Ltd., Class A	94,900	583,670
Tingyi (Cayman Islands) Holding Corp.	2,190,000	2,919,407

		$5,213,744

Gas Utilities — 1.4%
China Resources Gas Group, Ltd.	398,000	$1,406,120

		$1,406,120

Hotels, Restaurants & Leisure — 2.0%
Yum China Holdings, Inc.(1)	56,267	$1,989,601

		$1,989,601

Household Durables — 2.8%
Haier Electronics Group Co., Ltd.(1)	1,052,000	$2,803,663

		$2,803,663

Insurance — 6.8%
China Pacific Insurance (Group) Co., Ltd., Class H	345,000	$1,631,104
Ping An Insurance (Group) Co. of China, Ltd., Class H	638,000	5,081,564

		$6,712,668

Internet Software & Services — 8.9%
Tencent Holdings, Ltd.	210,000	$8,836,731

		$8,836,731

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.9%
China Petroleum & Chemical Corp., Class H	1,134,000	$868,105

		$868,105

Personal Products — 1.5%
Hengan International Group Co., Ltd.	178,000	$1,489,862

		$1,489,862

Pharmaceuticals — 0.7%
Sino Biopharmaceutical, Ltd.	827,000	$727,184

		$727,184

Real Estate Management & Development — 2.7%
China Overseas Land & Investment, Ltd.	762,000	$2,672,560

		$2,672,560

Textiles, Apparel & Luxury Goods — 3.1%
ANTA Sports Products, Ltd.	782,000	$3,081,923

		$3,081,923

Wireless Telecommunication Services — 3.6%
China Mobile, Ltd.	331,500	$3,518,136

		$3,518,136

Total China (identified cost $30,100,914)		$47,432,464

Hong Kong — 27.7%

Capital Markets — 3.6%
Hong Kong Exchanges and Clearing, Ltd.	129,721	$3,547,501

		$3,547,501

Equity Real Estate Investment Trusts (REITs) — 3.1%
Link REIT	379,000	$3,130,847

		$3,130,847

Food & Staples Retailing — 1.2%
Dairy Farm International Holdings, Ltd.	142,000	$1,151,386

		$1,151,386

Food Products — 0.9%
Vitasoy International Holdings, Ltd.	406,000	$893,413

		$893,413

7	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.9%
Sands China, Ltd.	634,400	$2,850,877

		$2,850,877

Household Durables — 2.1%
Techtronic Industries Co., Ltd.	401,000	$2,077,721

		$2,077,721

Industrial Conglomerates — 1.8%
CK Hutchison Holdings, Ltd.	137,356	$1,800,841

		$1,800,841

Insurance — 8.5%
AIA Group, Ltd.	1,090,200	$8,396,503

		$8,396,503

Real Estate Management & Development — 3.6%
Cheung Kong Property Holdings, Ltd.	303,856	$2,673,880
Hongkong Land Holdings, Ltd.	125,800	933,384

		$3,607,264

Total Hong Kong (identified cost $17,445,603)		$27,456,353

Luxembourg — 1.2%

Textiles, Apparel & Luxury Goods — 1.2%
Samsonite International SA	285,900	$1,170,112

Total Luxembourg (identified cost $707,069)		$1,170,112

Taiwan — 19.7%

Banks — 1.8%
CTBC Financial Holding Co., Ltd.	2,782,881	$1,805,696

		$1,805,696

Electronic Equipment, Instruments & Components — 5.7%
Delta Electronics, Inc.	158,000	$869,223
Hon Hai Precision Industry Co., Ltd.	626,181	2,445,268
Largan Precision Co., Ltd.	12,000	2,327,492

		$5,641,983

Security	Shares	Value

Food & Staples Retailing — 2.7%
President Chain Store Corp.	321,000	$2,689,872

		$2,689,872

Insurance — 1.6%
Cathay Financial Holding Co., Ltd.	994,929	$1,628,834

		$1,628,834

Multiline Retail — 1.2%
Poya International Co., Ltd.	88,462	$1,152,691

		$1,152,691

Semiconductors & Semiconductor Equipment — 6.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	915,839	$6,591,745

		$6,591,745

Total Taiwan (identified cost $10,526,838)		$19,510,821

Total Common Stocks (identified cost $58,780,424)		$95,569,750

Short-Term Investments — 3.8%

Description	Principal Amount (000’s omitted)	Value
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 9/1/17	$3,790	$3,789,871

Total Short-Term Investments (identified cost $3,789,871)		$3,789,871

Total Investments — 100.3% (identified cost $62,570,295)		$99,359,621

Other Assets, Less Liabilities — (0.3)%		$(299,947)

Net Assets — 100.0%		$99,059,674

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

8	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Statement of Assets and Liabilities

Assets	August 31, 2017
Unaffiliated investments, at value (identified cost, $62,570,295)	$99,359,621
Foreign currency, at value (identified cost, $60,607)	60,612
Dividends and interest receivable	369,732
Receivable for investments sold	986,825
Receivable for Fund shares sold	5,184
Receivable from affiliates	1,136
Total assets	$100,783,110

Liabilities
Payable for investments purchased	$1,285,134
Payable for Fund shares redeemed	202,068
Payable to affiliates:
Investment adviser fee	82,007
Administration fee	12,301
Distribution and service fees	29,678
Accrued expenses	112,248
Total liabilities	$1,723,436
Net Assets	$99,059,674

Sources of Net Assets
Paid-in capital	$55,840,258
Accumulated net realized gain	6,984,205
Accumulated net investment loss	(554,125)
Net unrealized appreciation	36,789,336
Total	$99,059,674

Class A Shares
Net Assets	$75,137,397
Shares Outstanding	2,949,135
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$25.48
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$27.03

Class C Shares
Net Assets	$12,854,785
Shares Outstanding	533,049
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$24.12

Class I Shares
Net Assets	$11,067,492
Shares Outstanding	430,920
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$25.68

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Statement of Operations

Investment Income	Year Ended August 31, 2017
Dividends (net of foreign taxes, $255,963)	$2,355,967
Interest	1,113
Total investment income	$2,357,080

Expenses
Investment adviser fee	$940,142
Administration fee	132,467
Distribution and service fees
Class A	199,591
Class B	8,990
Class C	129,336
Trustees’ fees and expenses	5,325
Custodian fee	68,149
Transfer and dividend disbursing agent fees	152,394
Legal and accounting services	64,248
Printing and postage	26,774
Registration fees	54,096
Miscellaneous	25,342
Total expenses	$1,806,854
Deduct —
Allocation of expenses to affiliates	$43,171
Total expense reductions	$43,171

Net expenses	$1,763,683

Net investment income	$593,397

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$8,666,472
Foreign currency transactions	(10,134)
Net realized gain	$8,656,338
Change in unrealized appreciation (depreciation) —
Investments	$11,436,340
Foreign currency	263
Net change in unrealized appreciation (depreciation)	$11,436,603

Net realized and unrealized gain	$20,092,941

Net increase in net assets from operations	$20,686,338

10	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$593,397	$314,220
Net realized gain (loss)	8,656,338	(1,105,066)
Net change in unrealized appreciation (depreciation)	11,436,603	10,715,201
Net increase in net assets from operations	$20,686,338	$9,924,355
Distributions to shareholders —
From net investment income
Class A	$(564,031)	$—
Class B	(10,653)	—
Class C	(94,200)	—
Class I	(67,672)	—
From net realized gain
Class A	—	(3,867,942)
Class B	—	(161,000)
Class C	—	(881,191)
Class I	—	(590,097)
Total distributions to shareholders	$(736,556)	$(5,500,230)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,451,845	$1,171,806
Class B	621	10,982
Class C	490,256	518,145
Class I	8,019,876	3,706,815
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	488,197	3,327,923
Class B	10,010	146,428
Class C	75,120	702,943
Class I	57,205	497,338
Cost of shares redeemed
Class A	(12,306,971)	(11,099,476)
Class B	(143,004)	(631,473)
Class C	(4,336,807)	(3,023,054)
Class I	(7,234,882)	(6,331,691)
Net asset value of shares exchanged
Class A	539,135	1,165,331
Class B	(539,135)	(1,165,331)
Net asset value of shares merged*
Class A	1,070,429	—
Class B	(1,070,429)	—
Net decrease in net assets from Fund share transactions	$(11,428,534)	$(11,003,314)

Net increase (decrease) in net assets	$8,521,248	$(6,579,189)

Net Assets
At beginning of year	$90,538,426	$97,117,615
At end of year	$99,059,674	$90,538,426

Accumulated net investment loss included in net assets
At end of year	$(554,125)	$(383,859)

*	At the close of business on April 27, 2017, Class B shares were merged into Class A shares.

11	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Financial Highlights

	Class A
	Year Ended August 31,
	2017		2016		2015		2014	2013
Net asset value — Beginning of year	$20.380		$19.210		$22.200		$18.450	$15.940

Income (Loss) From Operations
Net investment income(1)	$0.168		$0.092		$0.020		$0.081	$0.090
Net realized and unrealized gain (loss)	5.111		2.210		(2.950)		3.739	2.529

Total income (loss) from operations	$5.279		$2.302		$(2.930)		$3.820	$2.619

Less Distributions
From net investment income	$(0.179)		$—		$(0.060)		$(0.070)	$(0.109)
From net realized gain	—		(1.132)		—		—	—

Total distributions	$(0.179)		$(1.132)		$(0.060)		$(0.070)	$(0.109)

Net asset value — End of year	$25.480		$20.380		$19.210		$22.200	$18.450

Total Return(2)	26.19	%(3)	12.50	%(3)	(13.26	)%(3)	20.73%	16.43	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$75,137		$66,709		$68,475		$95,911	$91,086
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.91	%(3)	1.95	%(3)	1.95	%(3)	1.94%	1.98	%(3)
Net investment income	0.78%		0.49%		0.09%		0.39%	0.50%
Portfolio Turnover	14%		8%		53%		33%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08%, 0.01% and 0.05% of average daily net assets for the years ended August 31, 2017, 2016, 2015 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2017		2016		2015		2014	2013
Net asset value — Beginning of year	$19.400		$18.450		$21.420		$17.880	$15.460

Income (Loss) From Operations
Net investment loss(1)	$(0.018)		$(0.042)		$(0.136)		$(0.073)	$(0.036)
Net realized and unrealized gain (loss)	4.877		2.124		(2.834)		3.613	2.456

Total income (loss) from operations	$4.859		$2.082		$(2.970)		$3.540	$2.420

Less Distributions
From net investment income	$(0.139)		$—		$—		$—	$—
From net realized gain	—		(1.132)		—		—	—

Total distributions	$(0.139)		$(1.132)		$—		$—	$—

Net asset value — End of year	$24.120		$19.400		$18.450		$21.420	$17.880

Total Return(2)	25.27	%(3)	11.73	%(3)	(13.82	)%(3)	19.80%	15.65	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,855		$13,856		$15,073		$21,271	$22,471
Ratios (as a percentage of average daily net assets):
Expenses(4)	2.62	%(3)	2.65	%(3)	2.65	%(3)	2.64%	2.68	%(3)
Net investment loss	(0.09)%		(0.24)%		(0.64)%		(0.36)%	(0.20)%
Portfolio Turnover	14%		8%		53%		33%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08%, 0.01% and 0.05% of average daily net assets for the years ended August 31, 2017, 2016, 2015 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2017		2016		2015		2014	2013
Net asset value — Beginning of year	$20.500		$19.260		$22.240		$18.500	$15.980

Income (Loss) From Operations
Net investment income(1)	$0.281		$0.091		$0.100		$0.156	$0.144
Net realized and unrealized gain (loss)	5.096		2.281		(2.969)		3.715	2.537

Total income (loss) from operations	$5.377		$2.372		$(2.869)		$3.871	$2.681

Less Distributions
From net investment income	$(0.197)		$—		$(0.111)		$(0.131)	$(0.161)
From net realized gain	—		(1.132)		—		—	—

Total distributions	$(0.197)		$(1.132)		$(0.111)		$(0.131)	$(0.161)

Net asset value — End of year	$25.680		$20.500		$19.260		$22.240	$18.500

Total Return(2)	26.48	%(3)	12.90	%(3)	(13.00	)%(3)	20.98%	16.79	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,067		$8,307		$10,298		$9,977	$7,433
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.61	%(3)	1.65	%(3)	1.65	%(3)	1.64%	1.68	%(3)
Net investment income	1.29%		0.49%		0.45%		0.75%	0.79%
Portfolio Turnover	14%		8%		53%		33%	54%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08%, 0.01% and 0.05% of average daily net assets for the years ended August 31, 2017, 2016, 2015 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on April 27, 2017, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

15

Eaton Vance

Greater China Growth Fund

August 31, 2017

Notes to Financial Statements — continued

As of August 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2017 and August 31, 2016 was as follows:

	Year Ended August 31,
	2017	2016

Distributions declared from:
Ordinary income	$736,556	$691,002
Long-term capital gains	$—	$4,809,228

During the year ended August 31, 2017, accumulated net realized gain was decreased by $561,250, accumulated net investment loss was increased by $27,107 and paid-in capital was increased by $588,357 due to the Fund’s use of equalization accounting and differences between book and tax accounting for foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

16

Eaton Vance

Greater China Growth Fund

August 31, 2017

Notes to Financial Statements — continued

As of August 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$207,556
Undistributed long-term capital gains	$6,987,293
Net unrealized appreciation	$36,024,567

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$63,335,064

Gross unrealized appreciation	$37,875,720
Gross unrealized depreciation	(1,851,163)

Net unrealized appreciation	$36,024,557

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement effective May 1, 2017 between the Fund and BMR, the fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of BMR or the Fund and by the vote of a majority of shareholders. Prior to May 1, 2017, the fee was computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and at reduced rates on net assets of $500 million and over. For the year ended August 31, 2017, the investment adviser fee amounted to $940,142 or 1.06% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) a portion of its investment adviser fee for sub-advisory services provided to the Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2017, the administration fee amounted to $132,467.

BMR and BMO GAM (Asia) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.85%, 2.55% and 1.55% (1.95%, 2.65% and 1.65% prior to May 1, 2017) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, and prior to the close of business on April 27, 2017, 2.65% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after December 31, 2018. Pursuant to this agreement, BMR and BMO GAM (Asia) were allocated $43,171 in total of the Fund’s operating expenses for the year ended August 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2017, EVM earned $19,781 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,326 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2017 amounted to $199,591 for Class A shares.

17

Eaton Vance

Greater China Growth Fund

August 31, 2017

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and, prior to close of business on April 27, 2017, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2017, the Fund paid or accrued to EVD $6,743 and $97,002 for Class B and Class C shares, respectively.

Pursuant to the Class B (prior to the close of business on April 27, 2017) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2017 amounted to $2,247 and $32,334 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on April 27, 2017, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2017, the Fund was informed that EVD received less than $100 of CDSCs paid by each of Class B and Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $11,775,578 and $24,592,338, respectively, for the year ended August 31, 2017.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2017	2016

Sales	157,364	62,797
Issued to shareholders electing to receive payments of distributions in Fund shares	25,374	177,489
Redemptions	(581,461)	(594,384)
Merger from Class B shares	48,383	—
Exchange from Class B shares	26,636	61,900

Net decrease	(323,704)	(292,198)

	Year Ended August 31,
Class B	2017(1)	2016

Sales	34	610
Issued to shareholders electing to receive payments of distributions in Fund shares	545	8,140
Redemptions	(7,440)	(35,315)
Merger to Class A shares	(50,815)	—
Exchange to Class A shares	(27,933)	(64,517)

Net decrease	(85,609)	(91,082)

18

Eaton Vance

Greater China Growth Fund

August 31, 2017

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2017	2016

Sales	23,137	28,966
Issued to shareholders electing to receive payments of distributions in Fund shares	4,105	39,205
Redemptions	(208,545)	(170,570)

Net decrease	(181,303)	(102,399)

	Year Ended August 31,
Class I	2017	2016

Sales	365,803	193,183
Issued to shareholders electing to receive payments of distributions in Fund shares	2,956	26,426
Redemptions	(342,962)	(349,205)

Net increase (decrease)	25,797	(129,596)

(1)	Offering of Class B shares was discontinued during the year ended August 31, 2017 (see Note 1).

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Pursuant to an amendment dated August 16, 2017 to the line of credit agreement, the expiration date was extended to October 31, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2017.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the Asian and China regions are impacted by the economies of countries in these regions which differ from the United States economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian and China regions are affected by developments in the economies of their principal trading partners. Governmental actions can also have a significant effect on the economic conditions in the Asian and China regions, which could adversely affect the value and liquidity of investments.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

19

Eaton Vance

Greater China Growth Fund

August 31, 2017

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,989,601	$15,809,063		$—	$17,798,664
Consumer Staples	—	11,438,277		—	11,438,277
Energy	—	868,105		—	868,105
Financials	—	27,531,293		—	27,531,293
Health Care	—	727,184		—	727,184
Industrials	—	1,800,841		—	1,800,841
Information Technology	—	21,070,459		—	21,070,459
Real Estate	—	9,410,671		—	9,410,671
Telecommunication Services	—	3,518,136		—	3,518,136
Utilities	—	1,406,120		—	1,406,120

Total Common Stocks	$1,989,601	$93,580,149	*	$—	$95,569,750

Short-Term Investments	$—	$3,789,871		$—	$3,789,871

Total Investments	$1,989,601	$97,370,020		$—	$99,359,621

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2016 whose fair value was determined using Level 3 inputs. At August 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

20

Eaton Vance

Greater China Growth Fund

August 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2017

21

Eaton Vance

Greater China Growth Fund

August 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2017, the Fund designates approximately $512,122, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended August 31, 2017, the Fund paid foreign taxes of $255,963 and recognized foreign source income of $2,597,700.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2017, $7,558,677 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Greater China Growth Fund

August 31, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

23

Eaton Vance

Greater China Growth Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Greater China Growth Fund (the “Fund”) with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with BMO Global Asset Management (Asia) Limited (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

24

Eaton Vance

Greater China Growth Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Portfolio. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Portfolio as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Portfolio and other types of clients. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board considered the fact that, at the request of the Contract Review Committee, the Adviser had undertaken to (i) permanently reduce fees of the Fund and (ii) reimburse expenses of the Fund, each in an agreed upon amount, with such fee reduction and expense reimbursement arrangement to be effective May 1, 2017.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

25

Eaton Vance

Greater China Growth Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

26

Eaton Vance

Greater China Growth Fund

August 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

27

Eaton Vance

Greater China Growth Fund

August 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

28

Eaton Vance

Greater China Growth Fund

August 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406    8.31.17

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Annual Report

August 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2017

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Board of Trustees’ Contract Approval	28

Management and Organization	32

Important Notices	35

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Many global stocks delivered strong returns in the 12-month period ended August 31, 2017 behind a rally that began with Donald Trump’s victory in the U.S. presidential election.

After lagging early in the period, U.S. stocks moved higher following the election on November 8. While broad based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid positive economic signs.

After a brief slowdown in the final weeks of 2016, U.S. equities continued their advance early in 2017. U.S. stocks slipped in March after the failure of President Trump’s health care bill in Congress. However, stocks quickly regained their upward momentum, continuing to advance despite additional Fed rate hikes in March and June. The advance stalled in the final month of the period, as rising geopolitical tensions over North Korea, the impact of Hurricane Harvey in Texas and a spate of disappointing corporate earnings reports sent U.S. stocks into retreat. Still, U.S. stocks managed to rebound in the final weeks of the period.

Global stocks initially lagged the U.S. rally, but rose in the second half of the 12-month period, aided by stronger economic indicators across a range of geographic regions. The election of a new government in France helped to ease political uncertainties, although an election setback for British Prime Minister Theresa May that cost the Conservative Party its majority in Parliament added to confusion about Britain’s plans to exit the European Union. In China, the success of the government’s stimulus policies led it to raise interest rates to avoid economic overheating. China’s upswing helped boost growth elsewhere, particularly in emerging markets. However, falling industrial profits raised concerns late in the period about maintaining China’s growth rate.

For the 12-month period ended August 31, 2017, the MSCI World Index,2 a proxy for global equities, rose 16.19%. The MSCI EAFE Index of developed-market international equities rose 17.64%, while the MSCI Emerging Markets Index climbed 24.53%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 22.29%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 16.23%.

On the fixed-income side, interest rates rose early in the period as bond prices declined. Entering the period, very low global interest rates made U.S. Treasury and municipal bonds appear relatively attractive. Bullish remarks by central banks caused markets to anticipate a quicker rate rise than had been expected, sending bond rates higher in September and October. The surprise election of Donald Trump as U.S. president in November pushed rates higher, causing the yield curve to steepen and bond prices to fall in anticipation of deregulation, lower tax rates, faster economic growth and higher inflation. However, interest rates reversed direction and stabilized in the winter as investors began to doubt the success of the Trump policy agenda. In the spring, long-term rates drifted downward, causing the yield curve to flatten. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, had a total return of 0.49% for the 12-month period. The municipal market, as measured by the Barclays Municipal Bond Index, returned 0.88% for the period.

Fund Performance

For the 12-month period ended August 31, 2017, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) had a total return of 10.24% for Class A shares at net asset value (NAV), outperforming the blended benchmark, a 60%/40% blend of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, respectively, which returned 6.88% for the same period.

Using a macro-driven, top-down asset allocation approach, the Fund seeks potentially overlooked investment opportunities worldwide. The Fund outperformed the blended benchmark due to its overweight in equities and corresponding underweight in fixed-income securities. The Fund’s holdings in U.S. stocks, which averaged 60% of its equity allocation, had the largest positive impact on relative performance, aided by strong stock selection overall.

A significant underweight to Japanese stocks also helped the Fund’s relative performance. Avoiding exposure to a weakening yen more than made up for the lost opportunity of not owning stocks that performed well in local currency terms. Stock selection in the United Kingdom also contributed to relative performance. In emerging markets (mainly through investment in futures contracts), an overweight to China contributed the most to relative performance while an overweight to Brazil detracted.

Within the fixed income portion of the portfolio, the Fund’s holdings in corporate high yield securities made gains whereas there were weak results for high yield municipal bonds. Overall, fixed income holdings detracted from relative Fund performance.

The largest detractor from relative performance was a U.S. exchange-traded fund invested primarily in North American small-cap gold mining stocks, (an out-of-benchmark asset), which fell in value by 9%.

Among U.S. stocks, an overweight to financials and an underweight to consumer staples boosted returns. Overweights to the capital markets and insurance industries, both of which had robust results, were most beneficial while poor relative performance by bank stocks detracted from Fund performance. In information technology, the benefits of an overweight to a strong-performing sector were diminished by weak performance relative to the benchmark sector.

In Europe, an underweight to health care, and in particular pharmaceuticals, was beneficial. An overweight and poor performance by consumer discretionary stocks, especially automobiles and auto components, detracted from relative Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA and Henry Timmons, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/30/2011	09/30/2011	10.24%	6.46%	7.33%
Class A with 5.75% Maximum Sales Charge	—	—	3.88	5.20	6.27
Class C at NAV	09/30/2011	09/30/2011	9.35	5.64	6.52
Class C with 1% Maximum Sales Charge	—	—	8.35	5.64	6.52
Class I at NAV	09/30/2011	09/30/2011	10.40	6.71	7.58
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	0.49%	2.19%	2.69%
MSCI All Country World Index	—	—	17.11	10.45	11.73
Blended Index	—	—	6.88	5.56	6.39

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.33%	2.08%	1.08%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$14,536	N.A.
Class I	$250,000	09/30/2011	$385,454	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Fund Profile

Country Allocation (% of net assets)5,6

Asset Allocation (% of net assets)5,6

Top 10 Holdings (% of net assets)5,7

E-mini MSCI Emerging Markets Index Futures Contracts	12.4%

iShares 0-5 Year High Yield Corporate Bond ETF	9.0

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	6.6

iShares MBS ETF	2.9

VanEck Vectors Junior Gold Miners ETF	2.6

Apple, Inc.	1.8

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1.8

Microsoft Corp.	1.1

Facebook, Inc., Class A	1.0

U.S. Treasury Note, 1.50%, 12/31/18	0.8

Total	40.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization- weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Blended Index consists of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% MSCI All Country World Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Includes futures contracts based on the value of their notional amounts, with an equal offsetting position in U.S. cash for purposes of the allocation charts.

[6]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 – August 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period* (3/1/17 – 8/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,051.40	$6.41	1.24%
Class C	$1,000.00	$1,047.00	$10.27	1.99%
Class I	$1,000.00	$1,051.90	$5.12	0.99%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.31	1.24%
Class C	$1,000.00	$1,015.20	$10.11	1.99%
Class I	$1,000.00	$1,020.20	$5.04	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2017.

6

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Portfolio of Investments

Common Stocks — 53.8%

Security	Shares	Value

Aerospace & Defense — 0.6%
Boeing Co. (The)	9,508	$2,278,687
United Technologies Corp.	14,210	1,701,221

		$3,979,908

Air Freight & Logistics — 0.2%
United Parcel Service, Inc., Class B	9,152	$1,046,623

		$1,046,623

Auto Components — 0.8%
Compagnie Generale des Etablissements Michelin, Class B	9,802	$1,337,078
Continental AG	5,648	1,275,195
Delphi Automotive PLC	10,314	994,269
Valeo SA	18,159	1,215,505

		$4,822,047

Automobiles — 0.8%
Bayerische Motoren Werke AG	14,406	$1,339,659
Daimler AG	30,410	2,219,076
Volkswagen AG, PFC Shares	8,115	1,212,464

		$4,771,199

Banks — 7.4%
Banco Bilbao Vizcaya Argentaria SA	158,884	$1,405,933
Banco Santander SA	301,067	1,962,197
Bankinter SA	55,149	526,582
BNP Paribas SA	21,066	1,601,604
Chemical Financial Corp.	33,165	1,506,023
Citigroup, Inc.	50,312	3,422,725
Commerzbank AG(1)	63,645	791,881
CVB Financial Corp.	67,727	1,401,949
Danske Bank A/S	35,344	1,374,917
DNB ASA	74,527	1,455,707
Glacier Bancorp, Inc.	45,493	1,510,823
Great Western Bancorp, Inc.	26,219	941,787
HSBC Holdings PLC	312,052	3,025,264
ING Groep NV	93,682	1,662,929
JPMorgan Chase & Co.	42,023	3,819,471
KBC Group NV	17,460	1,435,250
Nordea Bank AB	100,571	1,354,057
Old National Bancorp	96,921	1,584,658
PNC Financial Services Group, Inc. (The)	16,420	2,059,232
Skandinaviska Enskilda Banken AB, Class A	122,331	1,592,702

Security	Shares	Value

Banks (continued)
Societe Generale SA	16,922	$946,649
Standard Chartered PLC(1)	61,269	610,256
SunTrust Banks, Inc.	14,725	811,348
Svenska Handelsbanken AB, Class A	47,039	704,142
Swedbank AB, Class A	53,150	1,437,651
U.S. Bancorp	41,708	2,137,535
United Bankshares, Inc.	38,676	1,297,580
Wells Fargo & Co.	53,384	2,726,321
Westamerica Bancorporation	23,753	1,224,467

		$46,331,640

Beverages — 0.4%
Coca-Cola Co. (The)	27,250	$1,241,237
Diageo PLC	19,466	651,099
PepsiCo, Inc.	6,394	739,978

		$2,632,314

Capital Markets — 4.5%
3i Group PLC	139,237	$1,746,831
Ameriprise Financial, Inc.	13,321	1,845,092
Bank of New York Mellon Corp. (The)	35,638	1,863,155
BlackRock, Inc.	3,750	1,571,287
Charles Schwab Corp. (The)	43,049	1,717,655
CME Group, Inc.	5,707	717,941
Credit Suisse Group AG	37,338	548,228
Deutsche Boerse AG	11,235	1,201,995
FactSet Research Systems, Inc.	3,953	621,332
Franklin Resources, Inc.	37,833	1,635,521
Goldman Sachs Group, Inc. (The)	9,425	2,108,749
Intercontinental Exchange, Inc.	11,525	745,322
Moody’s Corp.	12,262	1,643,476
Morgan Stanley	20,838	948,129
Northern Trust Corp.	19,288	1,706,988
Partners Group Holding AG	2,075	1,346,086
S&P Global, Inc.	5,600	864,248
Schroders PLC	15,109	658,147
St. James’s Place PLC	41,750	623,234
State Street Corp.	9,274	857,752
T. Rowe Price Group, Inc.	19,867	1,675,980
UBS Group AG	79,102	1,303,354

		$27,950,502

Chemicals — 1.5%
Air Products and Chemicals, Inc.	5,146	$748,074
Croda International PLC	16,485	819,816

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Chemicals (continued)
Dow Chemical Co. (The)	15,575	$1,038,074
E.I. du Pont de Nemours & Co.	11,513	966,286
Eastman Chemical Co.	7,451	642,276
Ecolab, Inc.	7,259	967,625
LyondellBasell Industries NV, Class A	7,059	639,475
Monsanto Co.	7,591	889,665
PPG Industries, Inc.	9,992	1,042,366
Praxair, Inc.	7,747	1,019,040
Sherwin-Williams Co. (The)	2,189	742,662

		$9,515,359

Commercial Services & Supplies — 0.1%
Deluxe Corp.	8,990	$623,457

		$623,457

Communications Equipment — 0.8%
Cisco Systems, Inc.	111,788	$3,600,692
InterDigital, Inc.	15,598	1,112,917

		$4,713,609

Consumer Finance — 0.6%
American Express Co.	21,831	$1,879,649
Capital One Financial Corp.	18,761	1,493,563
Discover Financial Services	10,825	638,134

		$4,011,346

Containers & Packaging — 0.2%
Ball Corp.	18,650	$745,814
International Paper Co.	13,376	720,565

		$1,466,379

Distributors — 0.2%
Genuine Parts Co.	11,596	$960,497

		$960,497

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	20,332	$3,683,345
Industrivarden AB, Class C	61,273	1,452,273

		$5,135,618

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	58,680	$2,198,153
Verizon Communications, Inc.	28,449	1,364,698

		$3,562,851

Security	Shares	Value

Electric Utilities — 0.3%
American Electric Power Co., Inc.	8,452	$622,321
Duke Energy Corp.	7,189	627,600
NextEra Energy, Inc.	4,769	717,782

		$1,967,703

Electronic Equipment, Instruments & Components — 0.6%
CDW Corp.	13,259	$840,886
Corning, Inc.	27,354	786,701
TE Connectivity, Ltd.	11,636	926,225
Vishay Intertechnology, Inc.	81,491	1,442,391

		$3,996,203

Energy Equipment & Services — 0.5%
John Wood Group PLC	56,922	$416,702
Schlumberger, Ltd.	22,107	1,404,016
Subsea 7 SA	36,350	522,951
TechnipFMC PLC(1)	19,885	513,629

		$2,857,298

Equity Real Estate Investment Trusts (REITs) — 0.4%
British Land Co. PLC (The)	60,883	$482,394
Derwent London PLC	15,238	548,431
Hammerson PLC	101,837	739,576
Land Securities Group PLC	40,111	524,336

		$2,294,737

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	3,575	$560,346
CVS Health Corp.	8,391	648,960
Wal-Mart Stores, Inc.	14,872	1,161,057
Walgreens Boots Alliance, Inc.	11,025	898,537

		$3,268,900

Food Products — 0.3%
Mondelez International, Inc., Class A	13,442	$546,552
Nestle SA	15,758	1,335,898

		$1,882,450

Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	15,318	$1,064,295
Compass Group PLC	43,451	929,150
InterContinental Hotels Group PLC	12,280	612,615
McDonald’s Corp.	16,215	2,593,913
Sodexo SA	9,839	1,148,558

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	30,627	$1,680,197
Whitbread PLC	10,200	495,831

		$8,524,559

Household Products — 0.4%
Procter & Gamble Co. (The)	23,399	$2,159,026
Reckitt Benckiser Group PLC	5,511	522,600

		$2,681,626

Industrial Conglomerates — 1.4%
3M Co.	10,098	$2,063,223
General Electric Co.	115,246	2,829,289
Honeywell International, Inc.	14,359	1,985,419
Roper Technologies, Inc.	4,319	996,221
Siemens AG	6,484	848,814

		$8,722,966

Insurance — 6.4%
Aflac, Inc.	8,621	$711,663
Ageas	16,133	748,974
Alleghany Corp.(1)	2,535	1,426,622
Allianz SE	14,081	3,017,929
Allstate Corp. (The)	19,504	1,765,112
American Financial Group, Inc.	17,795	1,811,709
American International Group, Inc.	28,850	1,744,848
Aon PLC	12,000	1,669,920
Aviva PLC	110,145	744,832
AXA SA	53,461	1,550,079
Baloise Holding AG	4,900	780,880
Brighthouse Financial, Inc.(1)	2,734	156,029
Chubb, Ltd.	12,882	1,821,772
Hartford Financial Services Group, Inc.	31,541	1,705,422
Loews Corp.	32,840	1,529,687
Marsh & McLennan Cos., Inc.	19,817	1,547,311
MetLife, Inc.	30,079	1,408,600
Muenchener Rueckversicherungs-Gesellschaft AG	8,866	1,831,169
Progressive Corp. (The)	42,675	1,983,534
Prudential Financial, Inc.	16,557	1,690,139
Prudential PLC	37,078	870,380
Sampo Oyj, Class A	30,692	1,620,353
SCOR SE	13,852	579,892
Swiss Life Holding AG	1,968	704,549
Swiss Re AG	18,138	1,642,354
Travelers Cos., Inc. (The)	12,122	1,468,944
Willis Towers Watson PLC	10,532	1,563,686
Zurich Insurance Group AG	6,775	2,027,736

		$40,124,125

Security	Shares	Value

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.(1)	5,059	$4,960,856
Priceline Group, Inc. (The)(1)	753	1,394,616

		$6,355,472

Internet Software & Services — 2.9%
Alphabet, Inc., Class A(1)	4,756	$4,543,122
Alphabet, Inc., Class C(1)	4,927	4,628,079
Altaba, Inc.(1)	16,486	1,056,423
eBay, Inc.(1)	26,952	973,776
Facebook, Inc., Class A(1)	35,664	6,133,138
Rightmove PLC	9,075	484,192

		$17,818,730

IT Services — 3.2%
Accenture PLC, Class A	11,824	$1,546,106
Automatic Data Processing, Inc.	12,328	1,312,562
Cardtronics PLC, Class A(1)	30,418	790,260
Cognizant Technology Solutions Corp., Class A	10,465	740,608
Fidelity National Information Services, Inc.	13,807	1,282,947
Fiserv, Inc.(1)	14,599	1,806,042
International Business Machines Corp.	20,933	2,994,047
Mastercard, Inc., Class A	23,519	3,135,083
Paychex, Inc.	18,639	1,062,982
PayPal Holdings, Inc.(1)	17,268	1,065,090
Visa, Inc., Class A	37,411	3,872,787

		$19,608,514

Machinery — 0.5%
Caterpillar, Inc.	10,734	$1,261,138
Cummins, Inc.	5,349	852,523
Ingersoll-Rand PLC	11,639	993,854

		$3,107,515

Media — 1.3%
Comcast Corp., Class A	76,508	$3,106,990
Liberty Global PLC, Class C(1)	17,454	576,506
Omnicom Group, Inc.	11,286	816,881
Twenty-First Century Fox, Inc., Class A	39,475	1,089,115
Walt Disney Co. (The)	24,287	2,457,844

		$8,047,336

Metals & Mining — 0.4%
Kaiser Aluminum Corp.	14,029	$1,351,273
Rio Tinto PLC	18,697	908,144

		$2,259,417

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Multi-Utilities — 0.1%
Dominion Energy, Inc.	7,454	$587,152

		$587,152

Multiline Retail — 0.1%
Target Corp.	10,326	$563,077

		$563,077

Oil, Gas & Consumable Fuels — 1.2%
Chevron Corp.	25,769	$2,773,260
Exxon Mobil Corp.	49,278	3,761,390
Phillips 66	13,279	1,112,913

		$7,647,563

Pharmaceuticals — 0.9%
GlaxoSmithKline PLC	34,751	$689,452
Johnson & Johnson	26,578	3,518,130
Novartis AG	9,842	829,750
Roche Holding AG PC	2,975	755,860

		$5,793,192

Professional Services — 0.2%
RELX PLC	68,895	$1,506,467

		$1,506,467

Road & Rail — 0.3%
Union Pacific Corp.	18,717	$1,970,900

		$1,970,900

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Energy Industries, Inc.(1)	32,426	$2,384,608
Analog Devices, Inc.	9,280	776,458
Applied Materials, Inc.	26,727	1,205,922
Broadcom, Ltd.	4,897	1,234,387
Intel Corp.	97,794	3,429,636
MKS Instruments, Inc.	23,929	1,970,553
QUALCOMM, Inc.	18,442	963,963
Silicon Laboratories, Inc.(1)	24,701	1,874,806
Texas Instruments, Inc.	16,098	1,333,236
Xperi Corp.	36,976	1,007,596

		$16,181,165

Software — 2.4%
Adobe Systems, Inc.(1)	7,746	$1,201,869
CDK Global, Inc.	11,853	764,518

Security	Shares	Value

Software (continued)
Intuit, Inc.	10,466	$1,480,416
Microsoft Corp.	90,140	6,739,768
Oracle Corp.	70,614	3,554,003
Sage Group PLC (The)	63,474	568,523
salesforce.com, inc.(1)	8,707	831,431

		$15,140,528

Specialty Retail — 1.2%
Hennes & Mauritz AB, Class B	42,736	$1,082,947
Home Depot, Inc. (The)	20,387	3,055,400
Industria de Diseno Textil SA	37,212	1,415,482
Lowe’s Cos., Inc.	11,067	817,741
TJX Cos., Inc. (The)	16,426	1,187,600

		$7,559,170

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	68,243	$11,191,852
Hewlett Packard Enterprise Co.	32,906	594,282

		$11,786,134

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG	6,661	$1,496,014
Compagnie Financiere Richemont SA, Class A	16,460	1,471,425
Hermes International	1,135	600,376
LVMH Moet Hennessy Louis Vuitton SE	7,410	1,946,383
NIKE, Inc., Class B	24,416	1,289,409
Swatch Group AG (The), Bearer Shares	1,781	711,238

		$7,514,845

Thrifts & Mortgage Finance — 0.1%
Aareal Bank AG	17,381	$712,042

		$712,042

Tobacco — 0.5%
Altria Group, Inc.	12,151	$770,373
British American Tobacco PLC	12,060	752,364
Philip Morris International, Inc.	11,064	1,293,714

		$2,816,451

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC	293,269	$839,249

		$839,249

Total Common Stocks (identified cost $272,460,958)		$335,658,835

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Portfolio of Investments — continued

U.S. Treasury Obligations — 6.1%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Notes:
0.875%, 4/15/19	$1,003	$995,907
1.00%, 8/15/18	3,282	3,274,557
1.00%, 3/15/19	3,886	3,868,842
1.25%, 11/30/18	1,776	1,775,253
1.25%, 3/31/19	2,382	2,379,800
1.375%, 7/31/18	2,671	2,673,673
1.375%, 9/30/18	433	433,859
1.375%, 2/29/20	2,479	2,478,890
1.50%, 8/31/18	1,232	1,234,831
1.50%, 12/31/18	5,263	5,278,632
1.50%, 2/28/19	1,672	1,676,565
1.50%, 5/31/19	2,507	2,515,331
1.625%, 3/31/19	1,656	1,664,704
1.625%, 4/30/19	3,134	3,151,039
1.625%, 7/31/19	2,327	2,340,171
3.50%, 5/15/20	2,251	2,376,537

Total U.S. Treasury Obligations (identified cost $38,086,461)		$38,118,591

Exchange-Traded Funds (2) — 24.9%

Security	Shares	Value

Equity Funds — 4.6%
iShares MSCI South Korea Capped ETF	63,800	$4,368,386
iShares MSCI Taiwan Capped ETF	112,600	4,220,248
VanEck Vectors Junior Gold Miners ETF	442,676	15,971,750
WisdomTree India Earnings Fund	162,800	4,278,384

		$28,838,768

Fixed Income Funds — 18.5%
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	1,644,000	$41,527,440
iShares 0-5 Year High Yield Corporate Bond ETF	1,172,660	56,041,422
iShares MBS ETF	166,000	17,869,900

		$115,438,762

Short-Term Fixed Income Funds — 1.8%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	108,947	$11,089,715

		$11,089,715

Total Exchange-Traded Funds (identified cost $149,436,613)		$155,367,245

Short-Term Investments — 14.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.32%(3)	91,824,022	$91,842,387

Total Short-Term Investments (identified cost $91,849,242)		$91,842,387

Total Investments — 99.5% (identified cost $551,833,274)		$620,987,058

Other Assets, Less Liabilities — 0.5%		$2,880,755

Net Assets — 100.0%		$623,867,813

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2017.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	60.7%	$378,520,145
United Kingdom	3.7	23,377,240
Germany	2.6	15,946,238
Switzerland	2.3	14,383,583
France	1.8	10,926,124
Sweden	1.2	7,623,772
Spain	0.8	5,310,194
Belgium	0.3	2,184,224
Netherlands	0.3	1,662,929
Finland	0.3	1,620,353
Norway	0.2	1,455,707
Denmark	0.2	1,374,917
Singapore	0.2	1,234,387
Exchange-Traded Funds	24.9	155,367,245

Total Investments	99.5%	$620,987,058

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Equity Futures
E-mini MSCI Emerging Markets Index	1,420	Long	Sep-17	$77,120,200	$5,664,875

					$5,664,875

Abbreviations:

PC	–	Participation Certificate
PFC Shares	–	Preference Shares

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Statement of Assets and Liabilities

Assets	August 31, 2017
Unaffiliated investments, at value (identified cost, $459,984,032)	$529,144,671
Affiliated investment, at value (identified cost, $91,849,242)	91,842,387
Deposits for financial futures contracts	2,840,013
Foreign currency, at value (identified cost, $69,884)	70,467
Dividends receivable	681,225
Interest receivable	125,062
Dividends receivable from affiliated investment	95,735
Receivable for Fund shares sold	925,037
Receivable for variation margin on open financial futures contracts	28,709
Tax reclaims receivable	325,701
Total assets	$626,079,007

Liabilities
Payable for Fund shares redeemed	$1,481,483
Payable to affiliates:
Investment adviser and administration fee	442,019
Distribution and service fees	123,204
Accrued expenses	164,488
Total liabilities	$2,211,194
Net Assets	$623,867,813

Sources of Net Assets
Paid-in capital	$545,091,198
Accumulated net realized loss	(673,175)
Accumulated undistributed net investment income	4,622,902
Net unrealized appreciation	74,826,888
Total	$623,867,813

Class A Shares
Net Assets	$84,550,936
Shares Outstanding	5,902,161
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.33
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.20

Class C Shares
Net Assets	$124,228,200
Shares Outstanding	8,854,632
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.03

Class I Shares
Net Assets	$415,088,677
Shares Outstanding	28,839,326
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.39

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Statement of Operations

Investment Income	Year Ended August 31, 2017
Dividends (net of foreign taxes, $189,932)	$12,389,419
Interest	371,800
Interest allocated from/dividends from affiliated investment	630,573
Expenses allocated from affiliated investment	(430)
Total investment income	$13,391,362

Expenses
Investment adviser and administration fee	$4,867,386
Distribution and service fees
Class A	217,970
Class C	1,285,560
Trustees’ fees and expenses	32,536
Custodian fee	167,423
Transfer and dividend disbursing agent fees	292,055
Legal and accounting services	80,870
Printing and postage	36,491
Registration fees	90,714
Miscellaneous	38,607
Total expenses	$7,109,612

Net investment income	$6,281,750

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,496,127
Investment transactions in/allocated from affiliated investment	16,053
Financial futures contracts	6,672,092
Foreign currency transactions	(42,717)
Forward foreign currency exchange contract transactions	845,765
Capital gain distributions received	39,507
Net realized gain	$13,026,827
Change in unrealized appreciation (depreciation) —
Investments	$30,804,171
Investments — affiliated investment	(6,855)
Financial futures contracts	4,849,355
Foreign currency	16,157
Forward foreign currency exchange contracts	(177,960)
Net change in unrealized appreciation (depreciation)	$35,484,868

Net realized and unrealized gain	$48,511,695

Net increase in net assets from operations	$54,793,445

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$6,281,750	$5,610,407
Net realized gain (loss)	13,026,827	(4,119,688)
Net change in unrealized appreciation (depreciation)	35,484,868	36,579,660
Net increase in net assets from operations	$54,793,445	$38,070,379
Distributions to shareholders —
From net investment income
Class A	$(428,181)	$(1,377,865)
Class C	—	(773,839)
Class I	(2,272,897)	(3,818,954)
Total distributions to shareholders	$(2,701,078)	$(5,970,658)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$29,622,922	$27,072,270
Class C	21,967,918	30,003,774
Class I	200,501,684	171,104,145
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	358,028	1,059,397
Class C	—	442,417
Class I	1,201,310	2,266,556
Cost of shares redeemed
Class A	(45,285,194)	(49,741,615)
Class C	(43,846,332)	(42,045,884)
Class I	(93,846,216)	(141,696,795)
Net increase (decrease) in net assets from Fund share transactions	$70,674,120	$(1,535,735)

Net increase in net assets	$122,766,487	$30,563,986

Net Assets
At beginning of year	$501,101,326	$470,537,340
At end of year	$623,867,813	$501,101,326

Accumulated undistributed net investment income included in net assets
At end of year	$4,622,902	$1,392,378

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Financial Highlights

	Class A
	Year Ended August 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$13.060	$12.250	$13.000	$11.600	$11.080

Income (Loss) From Operations
Net investment income(1)	$0.156	$0.150	$0.121	$0.126	$0.101
Net realized and unrealized gain (loss)	1.176	0.824	(0.697)	1.409	0.572

Total income (loss) from operations	$1.332	$0.974	$(0.576)	$1.535	$0.673

Less Distributions
From net investment income	$(0.062)	$(0.164)	$(0.054)	$(0.047)	$(0.107)
From net realized gain	—	—	(0.120)	(0.088)	(0.046)

Total distributions	$(0.062)	$(0.164)	$(0.174)	$(0.135)	$(0.153)

Net asset value — End of year	$14.330	$13.060	$12.250	$13.000	$11.600

Total Return(2)	10.24%	8.02%	(4.48)%	13.30%	6.13	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$84,551	$91,816	$107,566	$100,232	$32,147
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.26%	1.30%	1.30%	1.33%	1.40	%(3)
Net investment income	1.15%	1.20%	0.95%	0.99%	0.87%
Portfolio Turnover	41%	51%	48%	42%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended August 31, 2013). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$12.830	$12.040	$12.800	$11.470	$11.020

Income (Loss) From Operations
Net investment income(1)	$0.053	$0.058	$0.025	$0.025	$0.009
Net realized and unrealized gain (loss)	1.147	0.802	(0.675)	1.399	0.564

Total income (loss) from operations	$1.200	$0.860	$(0.650)	$1.424	$0.573

Less Distributions
From net investment income	$—	$(0.070)	$—	$(0.006)	$(0.077)
From net realized gain	—	—	(0.110)	(0.088)	(0.046)

Total distributions	$—	$(0.070)	$(0.110)	$(0.094)	$(0.123)

Net asset value — End of year	$14.030	$12.830	$12.040	$12.800	$11.470

Total Return(2)	9.35%	7.17%	(5.12)%	12.46%	5.24	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$124,228	$134,720	$137,605	$120,373	$29,542
Ratios (as a percentage of average daily net assets):
Expenses(4)	2.01%	2.05%	2.05%	2.08%	2.15	%(3)
Net investment income	0.40%	0.48%	0.20%	0.20%	0.08%
Portfolio Turnover	41%	51%	48%	42%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended August 31, 2013). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$13.130	$12.310	$13.060	$11.640	$11.100

Income (Loss) From Operations
Net investment income(1)	$0.192	$0.184	$0.152	$0.147	$0.140
Net realized and unrealized gain (loss)	1.164	0.833	(0.699)	1.423	0.562

Total income (loss) from operations	$1.356	$1.017	$(0.547)	$1.570	$0.702

Less Distributions
From net investment income	$(0.096)	$(0.197)	$(0.083)	$(0.062)	$(0.116)
From net realized gain	—	—	(0.120)	(0.088)	(0.046)

Total distributions	$(0.096)	$(0.197)	$(0.203)	$(0.150)	$(0.162)

Net asset value — End of year	$14.390	$13.130	$12.310	$13.060	$11.640

Total Return(2)	10.40%	8.34%	(4.24)%	13.56%	6.39	%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$415,089	$274,566	$225,366	$218,798	$47,565
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.01%	1.05%	1.05%	1.09%	1.15	%(3)
Net investment income	1.40%	1.47%	1.19%	1.16%	1.21%
Portfolio Turnover	41%	51%	48%	42%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.10% of average daily net assets for the year ended August 31, 2013). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Fund’s investment in Cash Reserves Fund reflected the Fund’s proportionate interest in its net assets and the Fund recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

19

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

20

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended August 31, 2017 and August 31, 2016 was as follows:

	Year Ended August 31,
	2017	2016

Distributions declared from:
Ordinary income	$2,701,078	$5,970,658

During the year ended August 31, 2017, accumulated net realized gain was decreased by $809,952, accumulated undistributed net investment income was decreased by $350,148 and paid-in capital was increased by $1,160,100 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), accretion of market discount, distributions from real estate investment trusts and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,473,878
Undistributed long-term capital gains	$4,398,472
Net unrealized appreciation	$68,904,265

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, investments in partnerships, investments in PFICs and accretion of market discount.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at August 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$557,755,897

Gross unrealized appreciation	$75,354,805
Gross unrealized depreciation	(6,458,769)

Net unrealized appreciation	$68,896,036

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement effective May 1, 2017 between the Fund and EVM, the fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% on net assets of $500 million but less than $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to May 1, 2017, the fee was computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million, 0.85% on net assets of $500 million but less than $1 billion and at reduced rates on average daily net assets of $1 billion or more. For the year ended August 31, 2017, the investment adviser and administration fee amounted to $4,867,386 or 0.88% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2017, EVM earned $5,772 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $51,262 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

21

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2017 amounted to $217,970 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2017, the Fund paid or accrued to EVD $964,170 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2017 amounted to $321,390 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2017, the Fund was informed that EVD received approximately $13,000 and $15,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$212,380,885	$177,574,164
U.S. Government and Agency Securities	22,452,565	20,694,293

	$234,833,450	$198,268,457

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2017	2016

Sales	2,191,400	2,185,846
Issued to shareholders electing to receive payments of distributions in Fund shares	27,289	85,298
Redemptions	(3,345,726)	(4,020,453)

Net decrease	(1,127,037)	(1,749,309)

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Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2017	2016

Sales	1,649,707	2,480,136
Issued to shareholders electing to receive payments of distributions in Fund shares	—	36,086
Redemptions	(3,296,717)	(3,447,972)

Net decrease	(1,647,010)	(931,750)

	Year Ended August 31,
Class I	2017	2016

Sales	14,708,887	13,829,982
Issued to shareholders electing to receive payments of distributions in Fund shares	91,285	181,907
Redemptions	(6,880,011)	(11,394,989)

Net increase	7,920,161	2,616,900

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 2017 is included in the Portfolio of Investments. At August 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

At August 31, 2017, there were no forward foreign currency exchange contracts outstanding.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk: The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

Foreign Exchange Risk: During the year ended August 31, 2017, the Fund engaged in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates and/or to enhance total return.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Futures contracts	$5,664,875	$—

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

23

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended August 31, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$6,672,092	$4,849,355
Foreign Exchange	Forward foreign currency exchange contracts	845,765	(177,960)

Total		$7,517,857	$4,671,395

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended August 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*

$56,774,000	$46,380,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Pursuant to an amendment dated August 16, 2017 to the line of credit agreement, the expiration date was extended to October 31, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2017.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

24

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$28,609,206	$20,508,996		$—	$49,118,202
Consumer Staples	10,019,780	3,261,961		—	13,281,741
Energy	9,565,208	939,653		—	10,504,861
Financials	76,666,235	47,599,038		—	124,265,273
Health Care	3,518,130	2,275,062		—	5,793,192
Industrials	18,602,555	2,355,281		—	20,957,836
Information Technology	88,192,168	1,052,715		—	89,244,883
Materials	11,513,195	1,727,960		—	13,241,155
Real Estate	—	2,294,737		—	2,294,737
Telecommunication Services	3,562,851	839,249		—	4,402,100
Utilities	2,554,855	—		—	2,554,855

Total Common Stocks	$252,804,183	$82,854,652	*	$—	$335,658,835

U.S. Treasury Obligations	$—	$38,118,591		$—	$38,118,591
Exchange-Traded Funds	155,367,245	—		—	155,367,245
Short-Term Investments	—	91,842,387		—	91,842,387

Total Investments	$408,171,428	$212,815,630		$—	$620,987,058

Futures Contracts	$5,664,875	$—		$—	$5,664,875

Total	$413,836,303	$212,815,630		$—	$626,651,933

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2016 whose fair value was determined using Level 3 inputs. At August 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

25

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein All Asset Strategy Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 20, 2017

26

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2017, the Fund designates approximately $12,184,790, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 88.63% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2017, $4,915,336 or, if subsequently determined to be different, the net capital gain of such year.

27

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

28

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. In particular, the Board evaluated the abilities and experience of the Sub-adviser’s investment professionals in investing in assets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

29

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest. The Board considered the fact that, at the request of the Contract Review Committee, the Adviser had undertaken to permanently reduce fees of the Fund in an agreed upon amount, such reduction to be effective May 1, 2017.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty

30

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

31

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

33

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 36th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.17

Eaton Vance

Richard Bernstein Equity Strategy Fund

Annual Report

August 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2017

Eaton Vance

Richard Bernstein Equity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Board of Trustees’ Contract Approval	27

Management and Organization	31

Important Notices	34

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Many global stocks delivered strong returns in the 12-month period ended August 31, 2017 behind a rally that began with Donald Trump’s victory in the U.S. presidential election.

After lagging early in the period, U.S. stocks moved higher following the election on November 8. While broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid positive economic signs.

After a brief slowdown in the final weeks of 2016, U.S. equities continued their advance early in 2017. U.S. stocks slipped in March after the failure of President Trump’s health care bill in Congress. However, stocks quickly regained their upward momentum, continuing to advance despite additional Fed rate hikes in March and June. The advance stalled in the final month of the period, as rising geopolitical tensions over North Korea, the impact of Hurricane Harvey in Texas and a spate of disappointing corporate earnings reports sent U.S. stocks into retreat. Still, U.S. stocks managed to rebound in the final weeks of the period.

Global stocks initially lagged the U.S. rally, but rose in the second half of the 12-month period, aided by stronger economic indicators across a range of geographic regions. The election of a new government in France helped to ease political uncertainties, although an election setback for British Prime Minister Theresa May that cost the Conservative Party its majority in Parliament added to confusion about Britain’s plans to exit the European Union. In China, the success of the government’s stimulus policies led it to raise interest rates to avoid economic overheating. China’s upswing helped boost growth elsewhere, particularly in emerging markets. However, falling industrial profits raised concerns late in the period about maintaining China’s growth rate.

For the 12-month period ended August 31, 2017, the MSCI World Index,2 a proxy for global equities, rose 16.19%. The MSCI EAFE Index of developed-market international equities rose 17.64%, while the MSCI Emerging Markets Index climbed 24.53%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 22.29%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 16.23%.

Fund Performance

For the 12-month period ended August 31, 2017, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) had a total return of 16.63% for Class A shares at net asset value

(NAV), underperforming the Fund’s benchmark, the MSCI All Country World Index (the Index), which returned 17.11% for the same period.

The Fund underperformed the Index largely because of the negative impact of holding a U.S. exchange-traded fund investing in mostly North American small-cap gold mining stocks (an out-of-benchmark asset), which lost value during the fiscal year. The Fund’s underweight to Europe and an overweight to the weak U.S. energy sector also had a negative impact on relative Fund performance. On the positive side, the Fund benefited from its selection among U.S. sectors. Overall, region and country allocation detracted from, but sector allocation contributed to relative performance.

The three U.S. stock sectors that made the greatest contribution to the Fund’s relative performance were consumer staples, financials and information technology. In consumer staples, an underweight to the relatively weak sector helped relative results, specifically an underweight in the food products and the food & staples retailing industries. In financials and information technology, overweights to strong-performing sectors contributed to relative performance despite lower-than-benchmark returns. In the financials sector, the capital markets and insurance industries made the greatest contributions to relative Fund performance.

Poor stock selection in U.S. banks did however detract from relative performance despite the positive impact of an overweight to the strong industry. An underweight to European banks also hurt results. Within information technology, the benefits of a U.S. overweight to a very strong sector were diminished by weak performance relative to the benchmark sector. Overweights to technology hardware, software, and information technology services helped relative performance, but poor stock selection within those industries hurt returns.

Overall stock selection in the United Kingdom also contributed to relative performance. In health care, underweights to pharmaceuticals in Europe and the U.K. contributed to relative performance. In emerging markets (mainly through investment in futures contracts), an overweight to China contributed the most to relative performance while an overweight to Brazil detracted. A significant underweight to Japanese stocks helped the Fund’s relative performance. Avoiding exposure to a weakening yen more than made up for the lost opportunity of not owning stocks that performed well in local currency terms.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA and Henry Timmons, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/12/2010	10/12/2010	16.63%	10.76%	9.07%
Class A with 5.75% Maximum Sales Charge	—	—	9.95	9.46	8.14
Class C at NAV	10/12/2010	10/12/2010	15.80	9.94	8.25
Class C with 1% Maximum Sales Charge	—	—	14.80	9.94	8.25
Class I at NAV	10/12/2010	10/12/2010	16.99	11.05	9.34
MSCI All Country World Index	—	—	17.11%	10.45%	8.64%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.26%	2.01%	1.01%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/12/2010	$17,267	N.A.
Class I	$250,000	10/12/2010	$462,656	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Fund Profile

Country Allocation (% of net assets)5,6

Equity Sector Allocation (% of net assets)5,6

Top 10 Holdings (% of net assets)5,7

E-mini MSCI Emerging Markets Index Futures Contracts	16.0%

Apple, Inc.	2.2

VanEck Vectors Junior Gold Miners ETF	1.9

Microsoft Corp.	1.4

iShares MSCI South Korea Capped ETF	1.1

Facebook, Inc., Class A	1.1

WisdomTree India Earnings Fund	1.1

iShares MSCI Taiwan Capped ETF	1.0

JPMorgan Chase & Co.	0.9

Oracle Corp.	0.9

Total	27.6%

4

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]	Includes futures contracts based on the value of their notional amounts, with an equal offsetting position in U.S. cash for purposes of the allocation charts.

[6]

The Fund may obtain exposure to certain market segments through investments in Exchange-Traded Funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 – August 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period* (3/1/17 – 8/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,067.70	$6.51	1.25%
Class C	$1,000.00	$1,063.80	$10.40	2.00%
Class I	$1,000.00	$1,069.60	$5.22	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.10	$10.16	2.00%
Class I	$1,000.00	$1,020.20	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2017.

6

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Portfolio of Investments

Common Stocks — 77.9%

Security	Shares	Value

Aerospace & Defense — 0.9%
Boeing Co. (The)	15,449	$3,702,507
United Technologies Corp.	37,112	4,443,049

		$8,145,556

Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B	33,373	$3,816,536

		$3,816,536

Auto Components — 0.9%
Compagnie Generale des Etablissements Michelin, Class B	16,356	$2,231,101
Continental AG	9,599	2,167,244
Delphi Automotive PLC	37,223	3,588,297

		$7,986,642

Automobiles — 1.4%
Bayerische Motoren Werke AG	41,363	$3,846,475
Daimler AG	71,411	5,210,997
Volkswagen AG, PFC Shares	25,421	3,798,159

		$12,855,631

Banks — 8.5%
Banco Bilbao Vizcaya Argentaria SA	269,989	$2,389,080
Banco Santander SA	709,333	4,623,062
BNP Paribas SA	57,456	4,368,260
Chemical Financial Corp.	50,939	2,313,140
Citigroup, Inc.	74,362	5,058,847
CVB Financial Corp.	120,668	2,497,828
Danske Bank A/S	57,611	2,241,126
DNB ASA	126,643	2,473,669
Glacier Bancorp, Inc.	71,620	2,378,500
Great Western Bancorp, Inc.	65,364	2,347,875
HSBC Holdings PLC	502,039	4,867,139
ING Groep NV	232,355	4,124,484
JPMorgan Chase & Co.	92,179	8,378,149
Nordea Bank AB	170,898	2,300,918
Old National Bancorp	179,530	2,935,315
PacWest Bancorp	37,756	1,704,683
PNC Financial Services Group, Inc. (The)	38,056	4,772,603
Societe Generale SA	40,138	2,245,397
SunTrust Banks, Inc.	48,474	2,670,917
Svenska Handelsbanken AB, Class A	73,246	1,096,443
Swedbank AB, Class A	89,003	2,407,437

Security	Shares	Value

Banks (continued)
U.S. Bancorp	81,541	$4,178,976
United Bankshares, Inc.	78,406	2,630,521
Westamerica Bancorporation	36,798	1,896,937

		$76,901,306

Beverages — 0.2%
PepsiCo, Inc.	17,797	$2,059,647

		$2,059,647

Biotechnology — 0.3%
Celgene Corp.(1)	18,253	$2,535,889

		$2,535,889

Capital Markets — 7.6%
3i Group PLC	445,537	$5,589,590
Ameriprise Financial, Inc.	34,605	4,793,139
Bank of New York Mellon Corp. (The)	85,584	4,474,332
BlackRock, Inc.	9,403	3,939,951
Charles Schwab Corp. (The)	111,830	4,462,017
CME Group, Inc.	18,788	2,363,530
Deutsche Boerse AG	10,871	1,163,052
FactSet Research Systems, Inc.	13,820	2,172,228
Franklin Resources, Inc.	98,279	4,248,601
Goldman Sachs Group, Inc. (The)	20,657	4,621,797
Intercontinental Exchange, Inc.	37,950	2,454,226
Moody’s Corp.	18,573	2,489,339
Morgan Stanley	68,597	3,121,163
Northern Trust Corp.	50,106	4,434,381
Partners Group Holding AG	3,526	2,287,374
S&P Global, Inc.	18,434	2,844,919
Schroders PLC	88,637	3,861,019
State Street Corp.	30,529	2,823,627
T. Rowe Price Group, Inc.	51,610	4,353,820
UBS Group AG	129,885	2,140,100

		$68,638,205

Chemicals — 3.2%
Air Products and Chemicals, Inc.	12,732	$1,850,851
Croda International PLC	76,720	3,815,367
Dow Chemical Co. (The)	34,896	2,325,818
E.I. du Pont de Nemours & Co.	27,794	2,332,750
Eastman Chemical Co.	24,530	2,114,486
Ecolab, Inc.	16,670	2,222,111
HB Fuller Co.	44,391	2,227,984
LyondellBasell Industries NV, Class A	20,574	1,863,799

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Chemicals (continued)
Monsanto Co.	19,382	$2,271,570
PPG Industries, Inc.	16,554	1,726,913
Praxair, Inc.	15,970	2,100,694
RPM International, Inc.	40,105	1,963,942
Sherwin-Williams Co. (The)	6,244	2,118,402

		$28,934,687

Commercial Services & Supplies — 0.7%
ABM Industries, Inc.	41,265	$1,833,404
Deluxe Corp.	29,596	2,052,483
UniFirst Corp.	17,119	2,458,288

		$6,344,175

Communications Equipment — 0.8%
Cisco Systems, Inc.	157,653	$5,078,003
InterDigital, Inc.	33,483	2,389,012

		$7,467,015

Consumer Finance — 1.2%
American Express Co.	53,967	$4,646,559
Capital One Financial Corp.	48,735	3,879,793
Discover Financial Services	35,634	2,100,624

		$10,626,976

Containers & Packaging — 0.8%
Avery Dennison Corp.	25,585	$2,411,642
Ball Corp.	51,236	2,048,927
International Paper Co.	44,033	2,372,058

		$6,832,627

Distributors — 0.2%
Genuine Parts Co.	18,386	$1,522,912

		$1,522,912

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	40,394	$7,317,777

		$7,317,777

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	121,928	$4,567,423
Verizon Communications, Inc.	38,279	1,836,244

		$6,403,667

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.2%
CDW Corp.	43,650	$2,768,283
Corning, Inc.	90,047	2,589,752
TE Connectivity, Ltd.	35,965	2,862,814
Vishay Intertechnology, Inc.	145,634	2,577,722

		$10,798,571

Energy Equipment & Services — 0.8%
John Wood Group PLC	361,982	$2,649,921
Schlumberger, Ltd.	50,705	3,220,275
TechnipFMC PLC(1)	65,459	1,690,806

		$7,561,002

Equity Real Estate Investment Trusts (REITs) — 0.5%
Derwent London PLC	37,963	$1,366,326
Hammerson PLC	209,329	1,520,221
Land Securities Group PLC	98,460	1,287,080

		$4,173,627

Food & Staples Retailing — 0.2%
Walgreens Boots Alliance, Inc.	21,476	$1,750,294

		$1,750,294

Food Products — 0.5%
Nestle SA	50,949	$4,319,246

		$4,319,246

Hotels, Restaurants & Leisure — 2.4%
Carnival Corp.	31,376	$2,180,005
Compass Group PLC	203,067	4,342,355
InterContinental Hotels Group PLC	21,447	1,069,932
McDonald’s Corp.	32,051	5,127,198
Sodexo SA	16,719	1,951,697
Starbucks Corp.	51,170	2,807,186
Whitbread PLC	54,750	2,661,444
Wyndham Worldwide Corp.	18,330	1,827,134

		$21,966,951

Household Products — 0.4%
Procter & Gamble Co. (The)	17,702	$1,633,364
Reckitt Benckiser Group PLC	18,141	1,720,284

		$3,353,648

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 1.7%
3M Co.	33,103	$6,763,605
General Electric Co.	166,823	4,095,505
Honeywell International, Inc.	12,952	1,790,873
Roper Technologies, Inc.	11,167	2,575,780

		$15,225,763

Insurance — 9.7%
Aflac, Inc.	28,380	$2,342,769
Alleghany Corp.(1)	4,804	2,703,547
Allianz SE	26,872	5,759,377
Allstate Corp. (The)	50,667	4,585,363
American Financial Group, Inc.	43,045	4,382,411
American International Group, Inc.	59,453	3,595,717
Aon PLC	31,173	4,338,035
AXA SA	148,516	4,306,158
Baloise Holding AG	14,691	2,341,206
Brighthouse Financial, Inc.(1)	7,103	405,368
Chubb, Ltd.	27,475	3,885,515
Hannover Rueck SE	18,607	2,257,128
Hartford Financial Services Group, Inc.	81,934	4,430,171
Loews Corp.	85,308	3,973,647
Marsh & McLennan Cos., Inc.	30,146	2,353,800
MetLife, Inc.	78,136	3,659,109
Muenchener Rueckversicherungs-Gesellschaft AG	11,365	2,347,308
Progressive Corp. (The)	110,857	5,152,633
Prudential Financial, Inc.	43,011	4,390,563
Prudential PLC	174,843	4,104,316
Sampo Oyj, Class A	55,794	2,945,587
SCOR SE	29,277	1,225,634
Swiss Re AG	24,396	2,209,002
Travelers Cos., Inc. (The)	29,957	3,630,189
Willis Towers Watson PLC	27,361	4,062,288
Zurich Insurance Group AG	8,264	2,473,389

		$87,860,230

Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc.(1)	7,700	$7,550,620
Priceline Group, Inc. (The)(1)	1,790	3,315,223

		$10,865,843

Internet Software & Services — 3.3%
Alphabet, Inc., Class A(1)	8,261	$7,891,238
Alphabet, Inc., Class C(1)	8,283	7,780,470
Altaba, Inc.(1)	44,381	2,843,935
eBay, Inc.(1)	55,778	2,015,259

Security	Shares	Value

Internet Software & Services (continued)
Facebook, Inc., Class A(1)	57,296	$9,853,193

		$30,384,095

IT Services — 5.3%
Accenture PLC, Class A	33,823	$4,422,695
Automatic Data Processing, Inc.	63,778	6,790,444
Cardtronics PLC, Class A(1)	54,808	1,423,912
Cognizant Technology Solutions Corp., Class A	19,048	1,348,027
Fidelity National Information Services, Inc.	20,781	1,930,970
Fiserv, Inc.(1)	47,000	5,814,370
International Business Machines Corp.	21,100	3,017,933
Mastercard, Inc., Class A	48,637	6,483,312
Paychex, Inc.	99,122	5,652,928
PayPal Holdings, Inc.(1)	55,778	3,440,387
Visa, Inc., Class A	71,946	7,447,850

		$47,772,828

Machinery — 0.9%
Caterpillar, Inc.	23,886	$2,806,366
Cummins, Inc.	7,370	1,174,631
Ingersoll-Rand PLC	27,142	2,317,655
ITT, Inc.	47,907	1,933,527

		$8,232,179

Media — 1.8%
Comcast Corp., Class A	164,788	$6,692,041
Liberty Global PLC, Class C(1)	43,579	1,439,415
Omnicom Group, Inc.	23,769	1,720,400
Twenty-First Century Fox, Inc., Class A	66,904	1,845,881
Walt Disney Co. (The)	49,221	4,981,165

		$16,678,902

Metals & Mining — 0.6%
Rio Tinto PLC	117,919	$5,727,519

		$5,727,519

Multiline Retail — 0.2%
Target Corp.	28,315	$1,544,017

		$1,544,017

Oil, Gas & Consumable Fuels — 1.9%
Chevron Corp.	60,676	$6,529,951
Exxon Mobil Corp.	100,303	7,656,128
Phillips 66	35,244	2,953,800

		$17,139,879

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals — 1.6%
Johnson & Johnson	61,285	$8,112,295
Merck & Co., Inc.	34,502	2,203,298
Novartis AG	16,997	1,432,968
Pfizer, Inc.	61,213	2,076,345
Roche Holding AG PC	3,958	1,005,611

		$14,830,517

Professional Services — 0.5%
RELX PLC	206,526	$4,515,925

		$4,515,925

Road & Rail — 0.4%
Union Pacific Corp.	31,024	$3,266,827

		$3,266,827

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Energy Industries, Inc.(1)	58,534	$4,304,590
Analog Devices, Inc.	30,549	2,556,035
Applied Materials, Inc.	87,982	3,969,748
Broadcom, Ltd.	11,928	3,006,691
Intel Corp.	134,140	4,704,290
MKS Instruments, Inc.	56,058	4,616,376
QUALCOMM, Inc.	36,194	1,891,860
Silicon Laboratories, Inc.(1)	42,109	3,196,073
Texas Instruments, Inc.	45,264	3,748,765
Xperi Corp.	65,349	1,780,760

		$33,775,188

Software — 4.2%
Adobe Systems, Inc.(1)	20,233	$3,139,352
CDK Global, Inc.	39,020	2,516,790
Intuit, Inc.	43,110	6,097,909
Microsoft Corp.	173,706	12,987,998
Oracle Corp.	162,912	8,199,361
Sage Group PLC (The)	348,034	3,117,264
salesforce.com, inc.(1)	24,814	2,369,489

		$38,428,163

Specialty Retail — 1.9%
Hennes & Mauritz AB, Class B	48,867	$1,238,310
Home Depot, Inc. (The)	46,709	7,000,278
Industria de Diseno Textil SA	99,960	3,802,311
Lowe’s Cos., Inc.	27,547	2,035,448
TJX Cos., Inc. (The)	42,086	3,042,818

		$17,119,165

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	123,323	$20,224,972
Hewlett Packard Enterprise Co.	66,476	1,200,557

		$21,425,529

Textiles, Apparel & Luxury Goods — 1.6%
adidas AG	20,782	$4,667,493
Compagnie Financiere Richemont SA, Class A	14,930	1,334,652
LVMH Moet Hennessy Louis Vuitton SE	18,593	4,883,819
NIKE, Inc., Class B	39,604	2,091,487
Swatch Group AG (The), Bearer Shares	4,987	1,991,546

		$14,968,997

Tobacco — 0.4%
British American Tobacco PLC	30,107	$1,878,228
Philip Morris International, Inc.	18,363	2,147,186

		$4,025,414

Total Common Stocks (identified cost $536,165,110)		$706,099,567

Exchange-Traded Funds — 5.1%

Security	Shares	Value

Equity Funds — 5.1%
iShares MSCI South Korea Capped ETF	146,200	$10,010,314
iShares MSCI Taiwan Capped ETF	258,050	9,671,714
VanEck Vectors Junior Gold Miners ETF	470,000	16,957,600
WisdomTree India Earnings Fund	373,300	9,810,324

Total Exchange-Traded Funds (identified cost $37,691,886)		$46,449,952

Short-Term Investments — 16.3%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.32%(2)	147,275,539	$147,304,994

Total Short-Term Investments (identified cost $147,317,094)		$147,304,994

Total Investments — 99.3% (identified cost $721,174,090)		$899,854,513

Other Assets, Less Liabilities — 0.7%		$5,978,945

Net Assets — 100.0%		$905,833,458

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2017.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	75.4%	$683,115,788
United Kingdom	6.7	60,812,448
Germany	3.4	31,217,233
Switzerland	2.7	24,397,908
France	2.3	21,212,066
Spain	1.2	10,814,453
Sweden	0.8	7,043,108
Netherlands	0.5	4,124,484
Singapore	0.3	3,006,691
Finland	0.3	2,945,587
Norway	0.3	2,473,669
Denmark	0.3	2,241,126
Exchange-Traded Funds	5.1	46,449,952

Total Investments	99.3%	$899,854,513

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation

Equity Futures
E-mini MSCI Emerging Markets Index	2,670	Long	Sep-17	$145,007,700	$10,667,183

					$10,667,183

Abbreviations:

PC	–	Participation Certificate
PFC Shares	–	Preference Shares

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Statement of Assets and Liabilities

Assets	August 31, 2017
Unaffiliated investments, at value (identified cost, $573,856,996)	$752,549,519
Affiliated investment, at value (identified cost, $147,317,094)	147,304,994
Deposits for financial futures contracts	5,340,098
Foreign currency, at value (identified cost, $110,119)	110,639
Dividends receivable	1,480,689
Dividends receivable from affiliated investment	154,930
Receivable for Fund shares sold	1,627,239
Receivable for variation margin on open financial futures contracts	53,096
Tax reclaims receivable	778,209
Total assets	$909,399,413

Liabilities
Payable for Fund shares redeemed	$2,495,493
Payable to affiliates:
Investment adviser and administration fee	672,064
Distribution and service fees	170,906
Accrued expenses	227,492
Total liabilities	$3,565,955
Net Assets	$905,833,458

Sources of Net Assets
Paid-in capital	$686,393,759
Accumulated net realized gain	30,027,079
Accumulated undistributed net investment income	62,637
Net unrealized appreciation	189,349,983
Total	$905,833,458

Class A Shares
Net Assets	$144,163,680
Shares Outstanding	8,620,105
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.72
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.74

Class C Shares
Net Assets	$164,218,212
Shares Outstanding	9,953,734
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.50

Class I Shares
Net Assets	$597,451,566
Shares Outstanding	35,655,971
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.76

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Statement of Operations

Investment Income	Year Ended August 31, 2017
Dividends (net of foreign taxes, $273,432)	$16,111,568
Interest allocated from/dividends from affiliated investment	1,071,775
Expenses allocated from affiliated investment	(940)
Total investment income	$17,182,403

Expenses
Investment adviser and administration fee	$7,573,750
Distribution and service fees
Class A	390,122
Class C	1,787,024
Trustees’ fees and expenses	49,172
Custodian fee	212,704
Transfer and dividend disbursing agent fees	491,791
Legal and accounting services	84,624
Printing and postage	61,143
Registration fees	61,130
Miscellaneous	72,769
Total expenses	$10,784,229

Net investment income	$6,398,174

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$33,651,278
Investment transactions in/allocated from affiliated investment	30,905
Financial futures contracts	13,702,544
Foreign currency transactions	(131,170)
Forward foreign currency exchange contract transactions	869,635
Net realized gain	$48,123,192
Change in unrealized appreciation (depreciation) —
Investments	$69,576,000
Investments — affiliated investment	(12,100)
Financial futures contracts	8,577,413
Foreign currency	36,443
Forward foreign currency exchange contracts	(494,057)
Net change in unrealized appreciation (depreciation)	$77,683,699

Net realized and unrealized gain	$125,806,891

Net increase in net assets from operations	$132,205,065

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$6,398,174	$10,350,118
Net realized gain	48,123,192	3,584,795
Net change in unrealized appreciation (depreciation)	77,683,699	56,715,718
Net increase in net assets from operations	$132,205,065	$70,650,631
Distributions to shareholders —
From net investment income
Class A	$(1,293,701)	$(4,179,812)
Class C	(15,276)	(2,669,172)
Class I	(5,044,304)	(11,650,679)
From net realized gain
Class A	(4,062,980)	—
Class C	(4,502,799)	—
Class I	(11,758,556)	—
Total distributions to shareholders	$(26,677,616)	$(18,499,663)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$25,685,911	$21,174,624
Class C	21,483,759	18,565,060
Class I	220,633,324	146,112,371
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,623,293	2,796,015
Class C	2,064,676	1,208,261
Class I	7,633,282	4,824,708
Cost of shares redeemed
Class A	(77,099,583)	(78,675,337)
Class C	(69,958,804)	(52,236,855)
Class I	(181,494,326)	(223,414,264)
Net decrease in net assets from Fund share transactions	$(47,428,468)	$(159,645,417)

Net increase (decrease) in net assets	$58,098,981	$(107,494,449)

Net Assets
At beginning of year	$847,734,477	$955,228,926
At end of year	$905,833,458	$847,734,477

Accumulated undistributed net investment income included in net assets
At end of year	$62,637	$640,704

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Financial Highlights

	Class A
	Year Ended August 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$14.810	$13.940	$14.900	$12.600	$10.850

Income (Loss) From Operations
Net investment income(1)	$0.115	$0.161	$0.127	$0.145	$0.124
Net realized and unrealized gain (loss)	2.290	0.995	(0.938)	2.219	1.755

Total income (loss) from operations	$2.405	$1.156	$(0.811)	$2.364	$1.879

Less Distributions
From net investment income	$(0.120)	$(0.286)	$(0.084)	$(0.064)	$(0.129)
From net realized gain	(0.375)	—	(0.065)	—	—

Total distributions	$(0.495)	$(0.286)	$(0.149)	$(0.064)	$(0.129)

Net asset value — End of year	$16.720	$14.810	$13.940	$14.900	$12.600

Total Return(2)	16.63%	8.38%	(5.49)%	18.79%	17.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$144,164	$172,992	$217,251	$247,408	$132,450
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.25%	1.26%	1.25%	1.26%	1.32%
Net investment income	0.74%	1.15%	0.86%	1.02%	1.04%
Portfolio Turnover	24%	57%	40%	49%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$14.610	$13.750	$14.720	$12.490	$10.750

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.001)	$0.057	$0.016	$0.035	$0.034
Net realized and unrealized gain (loss)	2.267	0.981	(0.921)	2.195	1.744

Total income (loss) from operations	$2.266	$1.038	$(0.905)	$2.230	$1.778

Less Distributions
From net investment income	$(0.001)	$(0.178)	$—	$—	$(0.038)
From net realized gain	(0.375)	—	(0.065)	—	—

Total distributions	$(0.376)	$(0.178)	$(0.065)	$—	$(0.038)

Net asset value — End of year	$16.500	$14.610	$13.750	$14.720	$12.490

Total Return(2)	15.80%	7.60%	(6.17)%	17.85%	16.58%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$164,218	$189,050	$210,265	$219,687	$95,752
Ratios (as a percentage of average daily net assets):
Expenses(3)	2.00%	2.01%	2.00%	2.01%	2.07%
Net investment income (loss)	(0.01)%	0.41%	0.11%	0.25%	0.29%
Portfolio Turnover	24%	57%	40%	49%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$14.840	$13.970	$14.930	$12.620	$10.860

Income (Loss) From Operations
Net investment income(1)	$0.156	$0.201	$0.167	$0.183	$0.151
Net realized and unrealized gain (loss)	2.300	0.995	(0.942)	2.214	1.765

Total income (loss) from operations	$2.456	$1.196	$(0.775)	$2.397	$1.916

Less Distributions
From net investment income	$(0.161)	$(0.326)	$(0.120)	$(0.087)	$(0.156)
From net realized gain	(0.375)	—	(0.065)	—	—

Total distributions	$(0.536)	$(0.326)	$(0.185)	$(0.087)	$(0.156)

Net asset value — End of year	$16.760	$14.840	$13.970	$14.930	$12.620

Total Return(2)	16.99%	8.67%	(5.25)%	19.04%	17.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$597,452	$485,693	$527,713	$715,752	$247,981
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.00%	1.01%	1.00%	1.01%	1.07%
Net investment income	1.00%	1.43%	1.13%	1.27%	1.26%
Portfolio Turnover	24%	57%	40%	49%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Fund’s investment in Cash Reserves Fund reflected the Fund’s proportionate interest in its net assets and the Fund recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the

18

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

19

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended August 31, 2017 and August 31, 2016 was as follows:

	Year Ended August 31,
	2017	2016

Distributions declared from:
Ordinary income	$16,230,833	$18,499,663
Long-term capital gains	$10,446,783	$—

During the year ended August 31, 2017, accumulated net realized gain was decreased by $4,457,382, accumulated undistributed net investment income was decreased by $622,960 and paid-in capital was increased by $5,080,342 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$13,526,503
Undistributed long-term capital gains	$28,593,917
Net unrealized appreciation	$177,319,279

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, investments in partnerships, investments in PFICs and the tax treatment of short-term capital gains.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at August 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$733,204,794

Gross unrealized appreciation	$188,674,023
Gross unrealized depreciation	(11,357,121)

Net unrealized appreciation	$177,316,902

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million, 0.85% on net assets of $500 million but less than $1 billion, 0.825% on net assets of $1 billion but less than $2.5 billion and at reduced rates on average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended August 31, 2017, the investment adviser and administration fee amounted to $7,573,750 or 0.88% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2017, EVM earned $6,636 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $62,042 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

20

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2017 amounted to $390,122 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2017, the Fund paid or accrued to EVD $1,340,268 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2017 amounted to $446,756 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2017, the Fund was informed that EVD received approximately $400 and $10,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $181,664,635 and $275,785,329, respectively, for the year ended August 31, 2017.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2017	2016

Sales	1,648,578	1,528,459
Issued to shareholders electing to receive payments of distributions in Fund shares	242,361	197,319
Redemptions	(4,950,583)	(5,630,208)

Net decrease	(3,059,644)	(3,904,430)

	Year Ended August 31,
Class C	2017	2016

Sales	1,398,050	1,347,419
Issued to shareholders electing to receive payments of distributions in Fund shares	139,223	85,936
Redemptions	(4,521,521)	(3,782,489)

Net decrease	(2,984,248)	(2,349,134)

21

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

	Year Ended August 31,
Class I	2017	2016

Sales	14,103,257	10,507,700
Issued to shareholders electing to receive payments of distributions in Fund shares	510,246	340,248
Redemptions	(11,680,614)	(15,888,983)

Net increase (decrease)	2,932,889	(5,041,035)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 2017 is included in the Portfolio of Investments. At August 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

At August 31, 2017, there were no forward foreign currency exchange contracts outstanding.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk:  The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

Foreign Exchange Risk:  During the year ended August 31, 2017, the Fund engaged in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates and/or to enhance total return.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Futures contracts	$10,667,183	$—

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended August 31, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$13,702,544	$8,577,413
Foreign Exchange	Forward foreign currency exchange contracts	869,635	(494,057)

Total		$14,572,179	$8,083,356

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

22

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended August 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*

$105,589,000	$89,445,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Pursuant to an amendment dated August 16, 2017 to the line of credit agreement, the expiration date was extended to October 31, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2017.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Notes to Financial Statements — continued

At August 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$60,311,525	$45,197,535		$—	$105,509,060
Consumer Staples	7,590,491	7,917,758		—	15,508,249
Energy	22,050,960	2,649,921		—	24,700,881
Financials	173,197,239	78,147,255		—	251,344,494
Health Care	14,927,827	2,438,579		—	17,366,406
Industrials	45,031,036	4,515,925		—	49,546,961
Information Technology	186,934,125	3,117,264		—	190,051,389
Materials	31,951,947	9,542,886		—	41,494,833
Real Estate	—	4,173,627		—	4,173,627
Telecommunication Services	6,403,667	—		—	6,403,667

Total Common Stocks	$548,398,817	$157,700,750	*	$—	$706,099,567

Exchange-Traded Funds	$46,449,952	$—		$—	$46,449,952
Short-Term Investments	—	147,304,994		—	147,304,994

Total Investments	$594,848,769	$305,005,744		$—	$899,854,513
Futures Contracts	$10,667,183	$—		$—	$10,667,183

Total	$605,515,952	$305,005,744		$—	$910,521,696

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2016 whose fair value was determined using Level 3 inputs. At August 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

24

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein Equity Strategy Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 20, 2017

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Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2017, the Fund designates approximately $15,874,935, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 40.69% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2017, $34,002,018 or, if subsequently determined to be different, the net capital gain of such year.

26

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Eaton Vance

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Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

28

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

29

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

30

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm)
(2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products)
(2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

32

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 36th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887    8.31.17

Eaton Vance

Worldwide Health Sciences Fund

Annual Report

August 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2017

Eaton Vance

Worldwide Health Sciences Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 32

Federal Tax Information	20

Board of Trustees’ Contract Approval	33

Management and Organization	37

Important Notices	40

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Many global stocks delivered strong returns in the 12-month period ended August 31, 2017 behind a rally that began with Donald Trump’s victory in the U.S. presidential election.

After lagging early in the period, U.S. stocks moved higher following the election on November 8. While broad based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid positive economic signs.

After a brief slowdown in the final weeks of 2016, U.S. equities continued their advance early in 2017. U.S. stocks slipped in March after the failure of President Trump’s health care bill in Congress. However, stocks quickly regained their upward momentum, continuing to advance despite additional Fed rate hikes in March and June. The advance stalled in the final month of the period, as rising geopolitical tensions over North Korea, the impact of Hurricane Harvey in Texas and a spate of disappointing corporate earnings reports sent U.S. stocks into retreat. Still, U.S. stocks managed to rebound in the final weeks of the period.

Global stocks initially lagged the U.S. rally, but rose in the second half of the 12-month period, aided by stronger economic indicators across a range of geographic regions. The election of a new government in France helped to ease political uncertainties, although an election setback for British Prime Minister Theresa May that cost the Conservative Party its majority in Parliament added to confusion about Britain’s plans to exit the European Union. In China, the success of the government’s stimulus policies led it to raise interest rates to avoid economic overheating. China’s upswing helped boost growth elsewhere, particularly in emerging markets. However, falling industrial profits raised concerns late in the period about maintaining China’s growth rate.

For the 12-month period ended August 31, 2017, the MSCI World Index,2 a proxy for global equities, rose 16.19%. The MSCI EAFE Index of developed-market international equities rose 17.64%, while the MSCI Emerging Markets Index climbed 24.53%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 22.29%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 16.23%.

Fund Performance

For the 12-month period ended August 31, 2017, Eaton Vance Worldwide Health Sciences Fund (the Fund) had a total return of 8.50% for Class A shares at net asset value (NAV), underperforming the 10.77% return of the Fund’s primary benchmark, the MSCI World Health Care Index (the Index), as well as broader global stock market indexes.

Global stock markets in general performed strongly during the period. The health care sector, however, was buffeted by political winds that at times dragged on performance.

On an industry basis, stock selection in health care equipment and supplies, stock selection and an underweight (relative to the Index) in life sciences tools and services, and an underweight in health care providers and services were the detractors from Fund performance versus the Index during the 12-month period. In the health care equipment and supplies industry, the Fund’s overweight position in Zimmer Biomet Holdings, Inc., a maker of hip and knee replacements, fell in price after supply chain issues constrained production. In the life sciences tools and services industry, Illumina, Inc., a manufacturer of tools for analysis of genetic variations, declined on disappointing earnings for Q3 2016 and the Fund sold its position. Later in the period the stock rallied, and the Fund’s lack of exposure to the stock hurt Fund performance versus the Index.

In contrast, an overweight in the biotechnology industry and an underweight in the pharmaceuticals industry aided Fund performance versus the Index during the period. In biotechnology, the Fund’s position in Celgene Corp., a developer of cancer treatments that was one of the Fund’s five largest holdings as of period end, rose in price after the firm announced strong earnings for Q3 2016 and solid earnings projections going forward. An overweight position in animal health products provider Zoetis, Inc. boosted Fund performance versus the Index in pharmaceuticals as the company’s animal-based businesses avoided the drug pricing pressure that weighed on other pharmaceuticals.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Performance2,3

Portfolio Managers Jason Kritzer, CFA, of Eaton Vance Management and Samantha Pandolfi, CFA, of Eaton Vance Management (International) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/26/1985	07/26/1985	8.50%	14.95%	10.67%
Class A with 5.75% Maximum Sales Charge	—	—	2.26	13.60	10.02
Class B at NAV	09/23/1996	07/26/1985	7.69	14.08	9.85
Class B with 5% Maximum Sales Charge	—	—	2.91	13.84	9.85
Class C at NAV	01/05/1998	07/26/1985	7.67	14.09	9.84
Class C with 1% Maximum Sales Charge	—	—	6.72	14.09	9.84
Class I at NAV	10/01/2009	07/26/1985	8.82	15.24	10.89
Class R at NAV	09/08/2003	07/26/1985	8.25	14.66	10.40
MSCI World Health Care Index	—	—	10.77%	14.38%	8.91%
S&P 500 Index	—	—	16.23	14.33	7.61

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
Gross	1.40%	2.15%	2.15%	1.15%	1.65%
Net	1.39	2.14	2.14	1.14	1.64

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2007	$25,603	N.A.
Class C	$10,000	08/31/2007	$25,593	N.A.
Class I	$250,000	08/31/2007	$703,161	N.A.
Class R	$10,000	08/31/2007	$26,916	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)6

Allergan PLC	5.1%

Roche Holding AG PC	5.0

Celgene Corp.	4.9

UnitedHealth Group, Inc.	4.8

Eli Lilly & Co.	4.2

Johnson & Johnson	4.0

Pfizer, Inc.	3.9

Gilead Sciences, Inc.	3.4

Biogen, Inc.	3.2

Bristol-Myers Squibb Co.	3.1

Total	41.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 – August 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period* (3/1/17 – 8/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,082.90	$6.67	**	1.27%
Class B	$1,000.00	$1,078.80	$10.58	**	2.02%
Class C	$1,000.00	$1,079.60	$10.59	**	2.02%
Class I	$1,000.00	$1,085.10	$5.36	**	1.02%
Class R	$1,000.00	$1,081.50	$7.97	**	1.52%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.46	**	1.27%
Class B	$1,000.00	$1,015.00	$10.26	**	2.02%
Class C	$1,000.00	$1,015.00	$10.26	**	2.02%
Class I	$1,000.00	$1,020.10	$5.19	**	1.02%
Class R	$1,000.00	$1,017.50	$7.73	**	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Statement of Assets and Liabilities

Assets	August 31, 2017
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $955,008,079)	$1,154,519,547
Receivable for Fund shares sold	580,865
Receivable from affiliates	17,049
Total assets	$1,155,117,461

Liabilities
Payable for Fund shares redeemed	$2,182,659
Payable to affiliates:
Administration fee	143,629
Distribution and service fees	347,323
Accrued expenses	345,533
Total liabilities	$3,019,144
Net Assets	$1,152,098,317

Sources of Net Assets
Paid-in capital	$944,753,390
Accumulated net realized gain from Portfolio	7,833,459
Net unrealized appreciation from Portfolio	199,511,468
Total	$1,152,098,317

Class A Shares
Net Assets	$707,485,183
Shares Outstanding	66,065,073
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.71
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.36

Class B Shares
Net Assets	$5,703,800
Shares Outstanding	520,941
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.95

Class C Shares
Net Assets	$204,069,404
Shares Outstanding	18,808,061
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.85

Class I Shares
Net Assets	$173,115,989
Shares Outstanding	15,798,088
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.96

Class R Shares
Net Assets	$61,723,941
Shares Outstanding	5,408,529
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Statement of Operations

Investment Income	Year Ended August 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $637,172)	$15,275,804
Interest allocated from Portfolio	10,534
Expenses allocated from Portfolio	(9,599,015)
Total investment income from Portfolio	$5,687,323

Expenses
Administration fee	$1,792,499
Distribution and service fees
Class A	1,818,684
Class B	76,408
Class C	2,384,856
Class R	298,718
Trustees’ fees and expenses	500
Custodian fee	60,175
Transfer and dividend disbursing agent fees	1,321,775
Legal and accounting services	71,351
Printing and postage	129,972
Registration fees	98,524
Miscellaneous	23,294
Total expenses	$8,076,756
Deduct —
Allocation of expenses to affiliates	$589,338
Total expense reductions	$589,338

Net expenses	$7,487,418

Net investment loss	$(1,800,095)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$31,867,875
Written options	1,684,613
Foreign currency transactions	(18,129)
Net realized gain	$33,534,359
Change in unrealized appreciation (depreciation) —
Investments	$46,630,298
Foreign currency	51,107
Net change in unrealized appreciation (depreciation)	$46,681,405

Net realized and unrealized gain	$80,215,764

Net increase in net assets from operations	$78,415,669

8	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment loss	$(1,800,095)	$(12,206,025)
Net realized gain	33,534,359	177,934,325
Net change in unrealized appreciation (depreciation)	46,681,405	(296,993,250)
Net increase (decrease) in net assets from operations	$78,415,669	$(131,264,950)
Distributions to shareholders —
From net realized gain
Class A	$(81,492,937)	$(92,129,561)
Class B	(938,910)	(1,463,840)
Class C	(27,192,656)	(30,900,375)
Class I	(17,097,722)	(20,307,804)
Class R	(6,055,607)	(6,786,456)
Total distributions to shareholders	$(132,777,832)	$(151,588,036)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$68,352,313	$84,090,439
Class B	69,290	498,298
Class C	12,421,478	25,956,566
Class I	95,833,146	75,747,962
Class R	11,694,683	19,675,391
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	73,909,706	83,928,331
Class B	879,445	1,360,951
Class C	22,487,759	25,504,758
Class I	12,263,579	16,188,014
Class R	5,841,670	6,540,218
Cost of shares redeemed
Class A	(264,287,138)	(216,724,123)
Class B	(2,089,474)	(3,172,911)
Class C	(110,686,122)	(62,378,332)
Class I	(106,031,824)	(111,313,418)
Class R	(20,438,192)	(32,116,100)
Net asset value of shares exchanged
Class A	3,485,125	3,067,553
Class B	(3,485,125)	(3,067,553)
Net decrease in net assets from Fund share transactions	$(199,779,681)	$(86,213,956)

Net decrease in net assets	$(254,141,844)	$(369,066,942)

Net Assets
At beginning of year	$1,406,240,161	$1,775,307,103
At end of year	$1,152,098,317	$1,406,240,161

Accumulated net investment loss included in net assets
At end of year	$—	$(8,840,955)

9	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Financial Highlights

	Class A
	Year Ended August 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$11.140		$13.210		$13.390	$10.890	$10.200

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.002)		$(0.074)		$(0.098)	$(0.046)	$0.040
Net realized and unrealized gain (loss)	0.733		(0.824)		1.936	3.980	2.121

Total income (loss) from operations	$0.731		$(0.898)		$1.838	$3.934	$2.161

Less Distributions
From net investment income	$—		$—		$—	$(0.069)	$(0.202)
From net realized gain	(1.161)		(1.172)		(2.018)	(1.365)	(1.269)

Total distributions	$(1.161)		$(1.172)		$(2.018)	$(1.434)	$(1.471)

Net asset value — End of year	$10.710		$11.140		$13.210	$13.390	$10.890

Total Return(2)	8.50	%(3)	(7.31	)%(3)	15.31%	39.31%	24.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$707,485		$857,636		$1,073,699	$960,881	$754,945
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.30	%(3)	1.48	%(3)	1.44%	1.46%	1.39%
Net investment income (loss)	(0.02)%		(0.64)%		(0.73)%	(0.38)%	0.39%
Portfolio Turnover of the Portfolio	36%		70%		51%	57%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$11.440		$13.640		$13.840	$11.200	$10.420

Income (Loss) From Operations
Net investment loss(1)	$(0.082)		$(0.168)		$(0.205)	$(0.139)	$(0.033)
Net realized and unrealized gain (loss)	0.753		(0.860)		2.023	4.108	2.175

Total income (loss) from operations	$0.671		$(1.028)		$1.818	$3.969	$2.142

Less Distributions
From net investment income	$—		$—		$—	$—	$(0.093)
From net realized gain	(1.161)		(1.172)		(2.018)	(1.329)	(1.269)

Total distributions	$(1.161)		$(1.172)		$(2.018)	$(1.329)	$(1.362)

Net asset value — End of year	$10.950		$11.440		$13.640	$13.840	$11.200

Total Return(2)	7.69	%(3)	(8.08	)%(3)	14.60%	38.23%	23.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,704		$10,987		$18,211	$22,917	$26,543
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.05	%(3)	2.23	%(3)	2.20%	2.21%	2.14%
Net investment loss	(0.79)%		(1.40)%		(1.47)%	(1.12)%	(0.31)%
Portfolio Turnover of the Portfolio	36%		70%		51%	57%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$11.350		$13.530		$13.760	$11.160	$10.410

Income (Loss) From Operations
Net investment loss(1)	$(0.079)		$(0.165)		$(0.204)	$(0.140)	$(0.038)
Net realized and unrealized gain (loss)	0.740		(0.843)		1.992	4.092	2.181

Total income (loss) from operations	$0.661		$(1.008)		$1.788	$3.952	$2.143

Less Distributions
From net investment income	$—		$—		$—	$—	$(0.124)
From net realized gain	(1.161)		(1.172)		(2.018)	(1.352)	(1.269)

Total distributions	$(1.161)		$(1.172)		$(2.018)	$(1.352)	$(1.393)

Net asset value — End of year	$10.850		$11.350		$13.530	$13.760	$11.160

Total Return(2)	7.67	%(3)	(8.00	)%(3)	14.46%	38.26%	23.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$204,069		$294,299		$365,081	$298,114	$224,863
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.05	%(3)	2.23	%(3)	2.19%	2.21%	2.14%
Net investment loss	(0.76)%		(1.39)%		(1.48)%	(1.13)%	(0.36)%
Portfolio Turnover of the Portfolio	36%		70%		51%	57%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Financial Highlights — continued

	Class I
	Year Ended August 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$11.340		$13.400		$13.520	$10.980	$10.280

Income (Loss) From Operations
Net investment income (loss)(1)	$0.025		$(0.046)		$(0.065)	$(0.016)	$0.064
Net realized and unrealized gain (loss)	0.756		(0.842)		1.963	4.018	2.133

Total income (loss) from operations	$0.781		$(0.888)		$1.898	$4.002	$2.197

Less Distributions
From net investment income	$—		$—		$—	$(0.097)	$(0.228)
From net realized gain	(1.161)		(1.172)		(2.018)	(1.365)	(1.269)

Total distributions	$(1.161)		$(1.172)		$(2.018)	$(1.462)	$(1.497)

Net asset value — End of year	$10.960		$11.340		$13.400	$13.520	$10.980

Total Return(2)	8.82	%(3)	(7.13	)%(3)	15.64%	39.69%	24.52%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$173,116		$176,958		$233,051	$149,535	$83,020
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.05	%(3)	1.23	%(3)	1.19%	1.21%	1.14%
Net investment income (loss)	0.24%		(0.39)%		(0.48)%	(0.14)%	0.62%
Portfolio Turnover of the Portfolio	36%		70%		51%	57%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Financial Highlights — continued

	Class R
	Year Ended August 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$11.810		$13.980		$14.080	$11.390	$10.600

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.029)		$(0.110)		$(0.140)	$(0.081)	$0.012
Net realized and unrealized gain (loss)	0.790		(0.888)		2.058	4.182	2.220

Total income (loss) from operations	$0.761		$(0.998)		$1.918	$4.101	$2.232

Less Distributions
From net investment income	$—		$—		$—	$(0.046)	$(0.173)
From net realized gain	(1.161)		(1.172)		(2.018)	(1.365)	(1.269)

Total distributions	$(1.161)		$(1.172)		$(2.018)	$(1.411)	$(1.442)

Net asset value — End of year	$11.410		$11.810		$13.980	$14.080	$11.390

Total Return(2)	8.25	%(3)	(7.64	)%(3)	15.11%	38.96%	23.94%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,724		$66,361		$85,264	$52,429	$33,628
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.55	%(3)	1.73	%(3)	1.69%	1.71%	1.64%
Net investment income (loss)	(0.27)%		(0.89)%		(0.99)%	(0.64)%	0.11%
Portfolio Turnover of the Portfolio	36%		70%		51%	57%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-advisers and administrator reimbursed certain operating expenses (equal to 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

15

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2017 and August 31, 2016 was as follows:

	Year Ended August 31,
	2017	2016

Distributions declared from:
Ordinary income	$—	$20,857,535
Long-term capital gains	$132,777,832	$130,730,501

During the year ended August 31, 2017, accumulated net realized gain was decreased by $34,291,877, accumulated net investment loss was decreased by $10,641,050 and paid-in capital was increased by $23,650,827 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$26,611,962
Net unrealized appreciation	$180,732,965

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2017, the administration fee amounted to $1,792,499. Investment adviser fees are paid by the Portfolio to EVM and EVM pays sub-adviser fees to Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., and OrbiMed Advisors LLC (OrbiMed). See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

EVM, EVMI and OrbiMed have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and before the application of the performance adjustment to the investment adviser fee) exceed 1.25%, 2.00%, 2.00%, 1.00% and 1.50% of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after December 31, 2017. Pursuant to this agreement, EVM, EVMI and OrbiMed were allocated $589,338 in total of the Fund’s operating expenses for the year ended August 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2017, EVM earned $94,918 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $42,938 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2017. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2017 amounted to $1,818,684 for Class A shares.

16

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2017, the Fund paid or accrued to EVD $57,306 and $1,788,642 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2017, the Fund paid or accrued to EVD $149,359 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2017 amounted to $19,102, $596,214 and $149,359 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2017, the Fund was informed that EVD received approximately $15,000, $1,000 and $12,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,116,382 and $341,915,857, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2017	2016

Sales	6,845,304	7,191,759
Issued to shareholders electing to receive payments of distributions in Fund shares	8,184,906	7,100,536
Redemptions	(26,313,573)	(18,812,846)
Exchange from Class B shares	348,050	267,494

Net decrease	(10,935,313)	(4,253,057)

	Year Ended August 31,
Class B	2017	2016

Sales	6,928	40,437
Issued to shareholders electing to receive payments of distributions in Fund shares	94,769	111,462
Redemptions	(201,920)	(267,464)
Exchange to Class A shares	(339,219)	(259,676)

Net decrease	(439,442)	(375,241)

17

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2017	2016

Sales	1,265,103	2,162,510
Issued to shareholders electing to receive payments of distributions in Fund shares	2,446,981	2,106,090
Redemptions	(10,838,670)	(5,307,201)

Net decrease	(7,126,586)	(1,038,601)

	Year Ended August 31,
Class I	2017	2016

Sales	9,358,679	6,455,165
Issued to shareholders electing to receive payments of distributions in Fund shares	1,330,106	1,346,757
Redemptions	(10,492,725)	(9,589,299)

Net increase (decrease)	196,060	(1,787,377)

	Year Ended August 31,
Class R	2017	2016

Sales	1,084,295	1,595,159
Issued to shareholders electing to receive payments of distributions in Fund shares	605,982	520,718
Redemptions	(1,899,248)	(2,599,349)

Net decrease	(208,971)	(483,472)

18

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2017

19

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2017, $31,423,233 or, if subsequently determined to be different, the net capital gain of such year.

20

Worldwide Health Sciences Portfolio

August 31, 2017

Portfolio of Investments

Common Stocks — 99.5%

Security	Shares	Value

Biotechnology — 27.1%
AbbVie, Inc.	187,548	$14,122,364
Alexion Pharmaceuticals, Inc.(1)	143,788	20,476,849
Biogen, Inc.(1)	117,233	37,111,279
BioMarin Pharmaceutical, Inc.(1)	226,353	20,414,777
Bioverativ, Inc.(1)	134,621	7,631,665
Celgene Corp.(1)	409,520	56,894,614
Galapagos NV(1)	71,363	6,593,440
Gilead Sciences, Inc.	464,801	38,908,492
Incyte Corp.(1)	176,462	24,247,643
Ligand Pharmaceuticals, Inc.(1)	55,407	7,140,300
Regeneron Pharmaceuticals, Inc.(1)	39,536	19,645,438
Shire PLC	701,207	34,875,951
Vertex Pharmaceuticals, Inc.(1)	154,789	24,849,826

		$312,912,638

Health Care Distributors — 0.5%
Amplifon SpA	433,592	$6,283,712

		$6,283,712

Health Care Equipment — 15.1%
Boston Scientific Corp.(1)	936,126	$25,790,271
Danaher Corp.	291,350	24,304,417
Edwards Lifesciences Corp.(1)	174,360	19,817,758
Hologic, Inc.(1)	419,549	16,194,591
Intuitive Surgical, Inc.(1)	30,965	31,109,607
Medtronic PLC	70,571	5,689,434
Teleflex, Inc.	59,329	12,562,916
Wright Medical Group NV(1)	588,290	17,413,384
Zimmer Biomet Holdings, Inc.	182,716	20,878,957

		$173,761,335

Health Care Facilities — 1.5%
HCA Healthcare, Inc.(1)	224,376	$17,649,416

		$17,649,416

Health Care Services — 0.5%
UDG Healthcare PLC	543,774	$5,896,043

		$5,896,043

Health Care Supplies — 2.8%
ConvaTec Group PLC(1)(2)	3,873,639	$14,371,782
Cooper Cos., Inc. (The)	51,375	12,886,391

Security	Shares	Value

Health Care Supplies (continued)
West Pharmaceutical Services, Inc.	59,199	$5,152,681

		$32,410,854

Health Care Technology — 0.5%
Cotiviti Holdings, Inc.(1)	162,400	$5,802,552

		$5,802,552

Life Sciences Tools & Services — 2.6%
Thermo Fisher Scientific, Inc.	157,958	$29,560,260

		$29,560,260

Managed Health Care — 10.5%
Aetna, Inc.	191,137	$30,142,305
Centene Corp.(1)	155,669	13,831,191
Humana, Inc.	83,440	21,495,813
UnitedHealth Group, Inc.	281,146	55,919,939

		$121,389,248

Pharmaceuticals — 38.4%
Allergan PLC	257,544	$59,101,197
AstraZeneca PLC	246,163	14,431,996
Bayer AG	270,151	34,626,295
Bristol-Myers Squibb Co.	597,663	36,146,658
Eli Lilly & Co.	590,237	47,980,366
Galenica AG(1)(2)	125,114	6,071,227
Johnson & Johnson	347,253	45,965,880
Merck & Co., Inc.	136,719	8,730,875
Novo Nordisk A/S, Class B	566,339	26,985,943
Pacira Pharmaceuticals, Inc.(1)	205,136	7,815,682
Pfizer, Inc.	1,327,953	45,044,166
Roche Holding AG PC	229,225	58,239,330
Santen Pharmaceutical Co., Ltd.	452,401	7,048,741
UCB SA	192,934	13,318,434
Zoetis, Inc.	499,092	31,293,068

		$442,799,858

Total Common Stocks (identified cost $948,393,761)		$1,148,465,916

21	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2017

Portfolio of Investments — continued

Short-Term Investments — 0.1%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.32%(3)	1,016,798	$1,017,002

Total Short-Term Investments (identified cost $1,016,923)		$1,017,002

Total Investments — 99.6% (identified cost $949,410,684)		$1,149,482,918

Other Assets, Less Liabilities — 0.4%		$5,037,004

Net Assets — 100.0%		$1,154,519,922

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2017, the aggregate value of these securities is $20,443,009 or 1.8% of the Portfolio’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2017.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	79.8%	$920,740,024
Switzerland	5.6	64,310,557
United Kingdom	5.5	63,679,729
Germany	3.0	34,626,295
Denmark	2.3	26,985,943
Belgium	1.7	19,911,874
Japan	0.7	7,048,741
Italy	0.5	6,283,712
Ireland	0.5	5,896,043

Total Investments	99.6%	$1,149,482,918

Abbreviations:

PC	–	Participation Certificate

22	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2017

Statement of Assets and Liabilities

Assets	August 31, 2017
Unaffiliated investments, at value (identified cost, $948,393,761)	$1,148,465,916
Affiliated investment, at value (identified cost, $1,016,923)	1,017,002
Foreign currency, at value (identified cost, $528)	548
Dividends receivable	1,502,335
Dividends receivable from affiliated investment	910
Tax reclaims receivable	4,373,490
Total assets	$1,155,360,201

Liabilities
Payable to affiliate:
Investment adviser fee	$690,282
Accrued expenses	149,997
Total liabilities	$840,279
Net Assets applicable to investors’ interest in Portfolio	$1,154,519,922

Sources of Net Assets
Investors’ capital	$954,533,282
Net unrealized appreciation	199,986,640
Total	$1,154,519,922

23	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2017

Statement of Operations

Investment Income	Year Ended August 31, 2017
Dividends (net of foreign taxes, $637,172)	$15,242,860
Interest allocated from/dividends from affiliated investment	43,482
Expenses allocated from affiliated investment	(146)
Total investment income	$15,286,196

Expenses
Investment adviser fee	$9,110,926
Trustees’ fees and expenses	65,883
Custodian fee	277,669
Legal and accounting services	91,194
Miscellaneous	53,200
Total expenses	$9,598,872

Net investment income	$5,687,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$31,866,418
Investment transactions in/allocated from affiliated investment	1,467
Written options	1,684,614
Foreign currency transactions	(18,129)
Net realized gain	$33,534,370
Change in unrealized appreciation (depreciation) —
Investments	$46,630,238
Investments — affiliated investment	79
Foreign currency	51,107
Net change in unrealized appreciation (depreciation)	$46,681,424

Net realized and unrealized gain	$80,215,794

Net increase in net assets from operations	$85,903,118

24	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2017

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income (loss)	$5,687,324	$(1,814,881)
Net realized gain	33,534,370	178,108,960
Net change in unrealized appreciation (depreciation)	46,681,424	(297,575,044)
Net increase (decrease) in net assets from operations	$85,903,118	$(121,280,965)
Capital transactions —
Contributions	$1,116,382	$13,755,144
Withdrawals	(341,915,857)	(261,921,658)
Net decrease in net assets from capital transactions	$(340,799,475)	$(248,166,514)

Net decrease in net assets	$(254,896,357)	$(369,447,479)

Net Assets
At beginning of year	$1,409,416,279	$1,778,863,758
At end of year	$1,154,519,922	$1,409,416,279

25	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2017

Financial Highlights

	Year Ended August 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.80%	0.95%	0.92%	0.92%	0.81%
Net investment income (loss)	0.48%	(0.12)%	(0.21)%	0.17%	0.97%
Portfolio Turnover	36%	70%	51%	57%	51%

Total Return	9.04%	(6.82)%	15.91%	40.05%	24.99%

Net assets, end of year (000’s omitted)	$1,154,520	$1,409,416	$1,778,864	$1,488,679	$1,129,151

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

26	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2017, Eaton Vance Worldwide Health Sciences Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the

27

Worldwide Health Sciences Portfolio

August 31, 2017

Notes to Financial Statements — continued

Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of August 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.775% of the Portfolio’s average daily net assets up to $500 million, 0.69% on net assets of $500 million but less than $1 billion, 0.62% on net assets of $1 billion but less than $1.5 billion, 0.56% on net assets of $1.5 billion but less than $2 billion and at reduced rates on average daily net assets of $2 billion or more, and is payable monthly. In addition, EVM’s fee is subject to an upward or downward performance adjustment of up to 0.15% of the average daily net assets of the Portfolio depending on whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. Pursuant to a sub-advisory agreement effective July 1, 2016, EVM pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a

28

Worldwide Health Sciences Portfolio

August 31, 2017

Notes to Financial Statements — continued

portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Pursuant to a research support agreement between EVM and OrbiMed Advisors LLC (OrbiMed) effective July 1, 2016, EVM pays OrbiMed a portion of its investment adviser fee for research services with respect to the Portfolio’s investment program. For the first three years of the term of such agreement, OrbiMed’s sub-advisory fee is subject to the portion of the performance adjustment that is attributable to OrbiMed’s tenure as investment adviser over the 36-month performance period. For the year ended August 31, 2017, the Portfolio’s investment adviser fee, including an upward performance adjustment of $557,967, amounted to $9,110,926 or 0.76% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of EVM.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $425,525,695 and $729,571,565, respectively, for the year ended August 31, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$949,802,767

Gross unrealized appreciation	$227,868,139
Gross unrealized depreciation	(28,187,988)

Net unrealized appreciation	$199,680,151

The net unrealized depreciation on foreign currency transactions at August 31, 2017 on a federal income tax basis was $85,594.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2017, there were no obligations outstanding under these financial instruments.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended August 31, 2017, the Portfolio entered into a combination of option transactions on an individual security to seek return and/or to seek to reduce the Portfolio’s exposure to a decline in the stock price.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Purchased options	$(48,368)	$—
Written options	1,684,614	—

Total	$1,636,246	$—

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

The average number of purchased and written options contracts outstanding during the year ended August 31, 2017, which is indicative of the volume of these derivative types, was 445 and 1,462 contracts, respectively.

29

Worldwide Health Sciences Portfolio

August 31, 2017

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Pursuant to an amendment dated August 16, 2017 to the line of credit agreement, the expiration date was extended to October 31, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2017.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Concentration of Risk

As the Portfolio invests a significant portion of its assets in the health sciences sector and may concentrate in the medical research and health care industry, it will likely be affected by events that adversely affect that sector or industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s interests can also be impacted by regulatory activities that affect health sciences companies.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Worldwide Health Sciences Portfolio

August 31, 2017

Notes to Financial Statements — continued

At August 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Biotechnology	$271,443,247	$41,469,391		$—	$312,912,638
Health Care Distributors	—	6,283,712		—	6,283,712
Health Care Equipment	173,761,335	—		—	173,761,335
Health Care Facilities	17,649,416	—		—	17,649,416
Health Care Services	—	5,896,043		—	5,896,043
Health Care Supplies	18,039,072	14,371,782		—	32,410,854
Health Care Technology	5,802,552	—		—	5,802,552
Life Sciences Tools & Services	29,560,260	—		—	29,560,260
Managed Health Care	121,389,248	—		—	121,389,248
Pharmaceuticals	282,077,892	160,721,966		—	442,799,858

Total Common Stocks	$919,723,022	$228,742,894	*	$—	$1,148,465,916

Short-Term Investments	$—	$1,017,002		$—	$1,017,002

Total Investments	$919,723,022	$229,759,896		$—	$1,149,482,918

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2016 whose fair value was determined using Level 3 inputs. At August 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

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Worldwide Health Sciences Portfolio

August 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Worldwide Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2017

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Eaton Vance

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Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, with Eaton Vance Management (the “Adviser”), the sub-advisory agreement with Eaton Vance Management (International) Limited (“EVMI”), an affiliate of the Adviser, and the research support agreement with OrbiMed Advisors LLC (“OrbiMed” and, together with EVMI, the “Sub-advisers”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Contract Review Committee also concluded that the continuation of an agreement with the Adviser under which it provides administrative services the the Fund (the “Administration Agreement”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the Administration Agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement (the “Investment Advisory Agreement”) and the sub-advisory and research support agreements (together, the “Sub-advisory Agreements”) for the Portfolio and the Administration Agreement for the Fund. The Investment Advisory Agreement, Sub-advisory Agreements and the Administration Agreement are sometimes referred to herein collectively as the “Agreements”, and EVM, EVMI and OrbiMed are sometimes referred to herein collectively as the “Advisers”.

The Board noted that at a special meeting of shareholders held on June 16, 2016, shareholders of the Fund approved, at the recommendation of the Board, the Investment Advisory Agreement and the Sub-advisory Agreements (the “Shareholder Approvals”). The Board also noted that prior to the Shareholder Approvals, OrbiMed served as investment adviser to the Portfolio pursuant to an investment advisory agreement and that Eaton Vance Management provided management services to the Portfolio and administrative services to the Fund. The Board considered this recent transition of services, including the addition of EVMI as a Sub-adviser to the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the Agreements, the Board evaluated the nature, extent and quality of services provided to the Fund and Portfolio. The Board considered that the Advisers provide a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and the administration of the Fund.

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Board of Trustees’ Contract Approval — continued

The Board considered the Adviser’s and EVMI’s management capabilities and OrbiMed’s research process with respect to the types of investments held by the Portfolio, including the education, experience and number of the investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-advisers, as well as the coordination between the Adviser and the Sub-advisers on research and other investment matters. With respect to the Sub-advisers, the Board considered the resources available to the Sub-advisers in fulfilling their duties under the Sub-advisory Agreements. In particular, the Board considered the abilities and experience of the Adviser’s and EVMI’s investment professionals in investing in equity securities, particularly in managing health sciences portfolios. The Board also considered the international investment capabilities of EVMI, which is based in London, and the benefits to the Portfolio of having portfolio management services involving investments in international equities provided by investment professionals located abroad. With respect to OrbiMed, the Board considered the extensive research capabilities and experience of OrbiMed’s investment professionals in the health sciences sector and the arrangements under the research services agreement for making these capabilities and experience available to the Adviser and EVMI in managing the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Portfolio.

The Board considered the compliance programs of the Adviser and the Sub-advisers and their respective affiliates. Among other matters, the Board considered, as relevant, the compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the Agreements.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for the Fund. The Board recognized that the fees payable under the Investment Advisory Agreement are subject to an adjustment higher or lower based on the extent to which the Portfolio’s performance differed from that of its benchmark index by at least 1.00% over the prior 36-month time period (the “Performance Adjustment”), which can be expected to align the interests of shareholders of the Portfolio (and indirectly the interests of shareholders of the Fund) with the interests of the Adviser with respect to performance. The Board also considered the recent transition of services, including the Adviser’s and EVMI’s assumption of the day-to-day portfolio management responsibilities for the Portfolio, and noted that actions are being taken by the Adviser to address Fund performance. Accordingly, the Board concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.

35

Eaton Vance

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Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the package of inter-related services provided by the Adviser and the Sub-advisers, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including EVMI, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates, including EVMI, in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or EVMI as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including EVMI, are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

36

Eaton Vance

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Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

37

Eaton Vance

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2016	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

38

Eaton Vance

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of

Worldwide Health Sciences Portfolio and

Administrator of Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Worldwide Health Sciences Portfolio

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Investment Sub-Adviser of Worldwide Health Sciences Portfolio

OrbiMed Advisors LLC

601 Lexington Avenue

54th Floor

New York, NY 10022-4629

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426    8.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Greater China Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 14 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2016 and August 31, 2017 by D&T for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/16	8/31/17
Audit Fees	$47,260	$47,260
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,007	$13,687
All Other Fees(3)	$0	$0

Total	$61,267	$60,947

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/16	8/31/17
Audit Fees	$44,700	$44,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,805	$15,486
All Other Fees(3)	$0	$0

Total	$59,505	$59,836

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/16	8/31/17
Audit Fees	$43,080	$43,430
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,909	$15,091
All Other Fees(3)	$0	$0

Total	$57,989	$58,521

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/16	8/31/17
Audit Fees	$27,000	$27,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,933	$15,108
All Other Fees(3)	$0	$0

Total	$41,933	$42,108

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (February 28/29, July 31, August 31, September 30 or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	9/30/15	2/29/16	7/31/16	8/31/16	9/30/16	11/30/16**	2/28/17	7/31/17	8/31/17

Audit Fees	$88,680	$54,660	$92,000	$162,040	$87,580	$81,150	$55,260	$59,050	$162,040
Audit-Related Fees(1)	$500	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$35,925	$18,272	$35,769	$58,654	$36,986	$43,500	$20,204	$20,034	$59,372
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$125,105	$72,932	$127,769	$220,694	$124,566	$124,650	$75,464	$79,084	$221,412

*	Information is not presented for fiscal years ended 11/30/14 and 11/30/15, as no Series in the Trust with such fiscal year end was in operation during such period.
**	Series commenced operations on December 16, 2015.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended*	9/30/15	2/29/16	7/31/16	8/31/16	9/30/16	11/30/16**	2/28/17	7/31/17	8/31/17
Registrant(1)	$36,425	$18,272	$35,769	$58,654	$36,986	$43,500	$20,204	$20,034	$59,372
Eaton Vance(2)	$46,000	$56,434	$56,434	$56,434	$56,434	$48,500	$46,000	$148,018	$148,018

*	Information is not presented for fiscal years ended 11/30/14 and 11/30/15, as no Series in the Trust with such fiscal year end was in operation during such period.
**	Series commenced operations on December 16, 2015.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	During the fiscal years reported above, certain of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 24, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 24, 2017